SCHEDULE 14A

                         (RULE 14A-101)

             INFORMATION REQUIRED IN PROXY STATEMENT
                    SCHEDULE 14A INFORMATION

   PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
             EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the registrant /x/
Filed by a party other than the registrant / /
Check the appropriate box:
/ / Preliminary proxy statement
/X/ Definitive proxy statement
/ / Definitive additional materials
/ / Soliciting material pursuant to Rule 14a-11(c) or
         Rule 14a-12
________________________________________________________________
                     The Turner Corporation
             (Name of Registrant as Specified in Its Charter)

                     The Turner Corporation
           (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):
/X/ No fee required.
/ / Fee computed on table below per Exchange Act Rules 14a6(i)(1) and0-11.

       (1)       Title of each class of securities to which
       transaction applies:
_________________________________________________________________

       (2)       Aggregate number of securities to which
       transaction applies:
_________________________________________________________________

       (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:/1(set forth the amount on which the filing fee is calculated and state how it was determined):
_________________________________________________________________

       (4)       Proposed maximum aggregate value of
       transaction:
_________________________________________________________________

(5) Total fee paid:
_________________________________________________________________

       / / Fee paid previously with preliminary materials

_________________________________________________________________

        / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, orthe form or schedule and the date of its filing.

   (1) Amount previously paid:
_________________________________________________________________

   (2) Form, Schedule or Registration Statement No.:
_________________________________________________________________

     (3) Filing party:
_________________________________________________________________

     (4) Date filed:

_________________________________________________________________

                                   March 31, 1998

Securities and Exchange Commission
Washington, D.C. 20549

Dear Sirs:

           The Turner Corporation (the "Company") is filing electronically the definition proxy statement, form of proxy and form of instruction to ESOP trustee which the Company expects to send to security holders beginning March 31, 1998.

            The Company will file a registration on Form S-8 with the Securities and Exchange Commission relative to the 1998 Stock
Incentive Plan of the Company after its adoption by the Stockholders of the Company.

                                   Very truly yours,

                                   THE TURNER CORPORATION

                                   /s/ S. J. Gozo
                                   Secretary

March 31, 1998


To Participants in the Employee Stock Ownership Plan:

As a participant in The Turner Corporation Employee Stock Ownership Plan, you have the right to direct the Trustee of the Plan, State Street Bank and Trust Company, as to the manner in which to vote your shares at the Company's Annual Stockholders Meeting on May 8, 1998. The instructions given by you will be held by the Trustee in strict confidence.

The enclosed Voting Instruction Card can be used to provide your instructions to the Trustee. This Card only covers the shares held in the Employee Stock Ownership Plan for which you are entitled to give direction and is not linked to any other shares of Company stock or related Proxy Cards concerning the Annual Meeting which you may receive.

Your voting direction will apply to those shares allocated to your account as well as to a proportionate number of the shares in the plan not yet allocated to any participant. If you own Turner Corporation Stock outside of the Employee Stock Ownership Plan, you will receive proxy materials covering these shares in a separate mailing.

Also enclosed is a Proxy Statement that explains the items which will be voted on at the Company's Annual Stockholders Meeting. Please return your completed and signed Voting Instruction Card as quickly as possible, using the envelope provided. Your vote is important and you are encouraged to take advantage of this opportunity to direct the voting of your shares.




                                   Sara J.Gozo
                                   Secretary

April 20, 1998





Dear Stockholder:

Our records indicate that we have not yet received your proxy for the Annual Meeting to be held on May 8, 1998. A proxy card was mailed to you on
March 31. 1998, together with a Notice of Annual Meeting, Proxy
Statement and Annual Report.

We believe it is important that your views be represented at the meeting. We are, therefore, enclosing a duplicate proxy and urge you to sign, date and return it today in the enclosed return envelope.

If you have already forwarded your proxy card, we thank you for your cooperation.


Yours very truly,





Sara J. Gozo
Secretary

/x/

Please mark your
votes as in this
example.

5184

If not otherwise specified, this Direction will be voted for the election of the nominees named below.

The Board of Directors recommends a vote FOR the below matters.

1.        Election of Directors.

FOR                 Withheld
/ /                 / /

To withhold authority to vote for an individual nominee, list that nominee's name on the line below:
          (Nominees:    Leif Lomo, Harold J. Parmelee,   G.
Jeffrey Records, Jr. )

2.        Adoption of the 1998 Stock Incentive Plan

FOR                 AGAINST             WITHELD
/ /                 / /                           / /

3. In their discretion upon any other matter that may properly come before the meeting.

Do you plan to attend the Annual Meeting?

YES       NO
/ /       / /

These Voting Instructions Are Solicited
by the Trustee of
the Employee Stock Ownership Plan

Please sign exactly as name appears at the left.

SIGNATURE(S)        DATE

Detach Voting Instructions Card Here


                         Annual Meeting
                               of
                     The Turner Corporation
                          Stockholders
                       Friday, May 8, 1998
                           11:00 a.m.
                   TheAmerican Stock Exchange
                      13th Floor Boardroom
                        86 Trinity Place
                       New York, NY 10006


                             AGENDA
     Election of three directors
     Adoption of the 1998 Stock Incentive Plan
     Report on the progress of the Corporation
     Discussion on matters of current interest
     There will be no reception following the above stated agenda.

It is important that your shares are represented at this meeting, whether or not you attend the meeting in person. To make sure your shares are represented, we urge you to complete and mail the voting instructions card above.

                     THE TURNER CORPORATION

Voting Instructions Solicited on Behalf of the Board of Directors
     of the Company for the Annual Meeting of Stockholders,
                           May 8, 1998

       To the Trustees - Employee Stock Ownership Plan of
                     The Turner Corporation

The undersigned hereby directs State Street Bank and Trust Company, Trustee, to vote as stated herein all shares allocated to the account of the undersigned at the Annual Meeting of Stockholders to be held on May8, 1998 at 11:00 A.M. Eastern Daylight Saving Time, and at any adjournments thereof, upon the matters set forth in the notice of such meeting. The Trustee shall vote as checked upon the following matters, more fully set forth in the Proxy Statement, and otherwise in their discretion

1. Election of Directors, Nominees:
Leif Lomo,  Harold J. Parmelee,    G. Jeffrey Records, Jr.

2. Adoption of the 1998 Stock Incentive Plan

You are encouraged to specify your choices by marking the appropriate boxes, SEE REVERSE SIDE, but you need not mark any boxes if you wish to vote in accordance with the Board of Directors+ recommendations. Your instructions cannot be accepted unless you sign and return this card.

SEE REVERSE SIDE
/ /

              Detach Voting Instructions Card Here

ANNUAL MEETING OF STOCKHOLDERS
MAY 8, 1998, 11: 00 A.M.
American Stock Exchange
13th Floor Boardroom
86 Trinity Place
New York, NY 10006

/x/

Please mark your
votes as in this
example.

0108

If not otherwise specified, this proxy will be voted for the election of the nominees named below.

The Board of Directors recommends a vote FOR the below matters.

1.        Election of Directors.
          FOR                 WITHHELD
          / /                 / /

To withhold authority to vote for an individual nominee, list that nominee+s name on the line below:
          (Nominees:     Leif lomo,  Harold j. Parmelee,   G.
Jeffrey Records, Jr.)

2.        Adoption of the 1998 Stock Incentive Plan
          FOR                 AGAINST             WITHHELD
          / /                 / /                           / /

3. In their discretion upon any other matter that may properly come before the meeting.

          Do you plan
          to attend the Annual Meeting?

          YES       NO
          / /       / /

THIS PROXY IS SOLICITED ON BEHALF
OF THE BOARD OF DIRECTORS

Please sign exactly as name appears at the left. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

    SIGNATURE(S)    DATE

Detach Proxy Card Here


                         Annual Meeting
                               of
                     The Turner Corporation
                          Stockholders
                       Friday, May 8, 1998
                           11:00 a.m.

                   The American Stock Exchange
                      13th Floor Boardroom
                        86 Trinity Place
                       New York, NY 10006



AGENDA
     Election of three directors
     Adoption of the 1998 Stock Incentive Plan
     Report on the progress of the corporation
     Discussion on matters of current interest
     There will be no reception following the above stated agenda

It is important that your shares are represented at this meeting, whether or not you attend the meeting in person. To make sure your shares are represented, we urge you to complete and mail the proxy card above.


P
R
O
X
Y

PROXY
THE TURNER CORPORATION
Annual Meeting of Stockholders, May 8, 1998

The undersigned hereby appoints Ellis T. Gravette, Jr. and Sara
J. Gozo and each of them, with full power of substitution, as attorneys and proxies for the undersigned to appear at the Annual Meeting of Stockholders of The Turner Corporation to be held on May 8, 1998 at 11:00 A.M. Eastern Daylight Saving Time, and at any adjournments of that meeting, and at that meeting to act for the undersigned and vote all shares of common stock of The Turner Corporation held in the name of the undersigned, with all the powers the undersigned would have if personally present as follows:


You are encouraged to specify your choices by marking the appropriate boxes, SEE REVERSE SIDE, but you need not mark any boxes if you wish to vote in accordance with the Board of Directors+ recommendations. The Proxies cannot vote your shares unless you sign and return this card.

SEE REVERSE
SIDE
/ /

Detach Proxy Card Here

                 Annual Meeting of Stockholders
                     May 8, 1998, 11:00 a.m.
                     American Stock Exchange
                      13th Floor Boardroom
                        86 Trinity Place
                       New York, NY 10006

                     THE TURNER CORPORATION



            Notice of Annual Meeting of Stockholders

                           May 8, 1998

           The Annual Meeting of Stockholders of The Turner Corporation will be held on Friday, May 8, 1998, at 11:00 A.M. Eastern Daylight Saving Time, in the 13th Floor Boardroom at the American Stock Exchange, 86 Trinity Place, New York, New York, for the following purposes:

                         1.        To elect three directors;

               2.        To vote upon the adoption of The Turner
               Corporation 1998 Stock Incentive Plan;

                           3.          To  transact  such   other
               business as may properly come before the meeting or any adjournment.

           Stockholders of record at the close of business on March 23, 1998 will be entitled to vote at the meeting. A list of such stockholders will be open for examination by any stockholder for any purpose germane to the meeting, during ordinary business hours, for ten days prior to the meeting at the offices of The Turner Corporation, 375 Hudson Street, New York, New York 10014.



SARA J. GOZO

Secretary

March 31, 1998

Each stockholder's vote is important. In order to vote, date, sign and return promptly the enclosed proxy in the accompanying reply envelope. Stockholders who attend the Annual Meeting may vote at the meeting even if they have sent in a proxy.

                     THE TURNER CORPORATION
                        375 Hudson Street
                    New York, New York  10014
                         Proxy Statement
                          _____________

                 ANNUAL MEETING OF STOCKHOLDERS

                           May 8, 1998
                           __________


          This Proxy Statement is being furnished beginning March 31, 1998 in connection with the solicitation of proxies for use at the 1998 Annual Meeting of Stockholders of The Turner Corporation (the "Company") to be held at the time and place and for the purposes set forth in the attached notice.

                      ELECTION OF DIRECTORS

           The Company's directors who are elected by the holders of the Common Stock (voting together with the holders of the Company's Series B ESOP Convertible Preference Stock ("Series B ESOP Preferred Stock") and Series D 8.5% Convertible Preference Stock ("Series D Preferred Stock") ) are divided into three classes. They serve three year terms, with the directors in one class being elected each year. The holder (or holders) of the Company's Series C 8.5% Convertible Preference Stock ("Series C Preferred Stock") have the right to elect three directors, who are in addition to the directors elected by the holders of the Common Stock, the Series B ESOP Preferred Stock and the Series D Preferred Stock. As regards to voting on directors, Karl Steiner Holding AG, the holder of the Series D Preferred Stock, is required, pursuant to an agreement with the Company, to vote the Series D Preferred Stock for directors in the same proportion as the shares of Common Stock not owned by Karl Steiner Holding AG or its affiliates are voted for directors.

           At the 1998 Annual Meeting of Stockholders three directors are to be elected. Election of a director requires a plurality of the votes cast. Because no minimum vote is required, shares which are present at the meeting but are not voted (whether due to abstentions, broker non-votes or otherwise) will not directly affect the outcome of the election.

            The Board of Directors' nominees for the three directorships, the directors who will continue in office and the directors expected to be elected by the holders of the Company's
Series C Preferred Stock are as follows:

                                            Served as
                                            Director   Term
                      Principal Occupation    Since    Will
    Name and Age           and Other        or During Expire
                         Directorships     the Period

Nominees for
election as
directors to serve
until 2001:

Leif Lomo, 68        Former President,          1992     2001
                    Marley Pump Company,
                    1994-1995; Retired
                    Chairman and Chief
                    Executive Officer,
                    A.B. Chance Company
                    1987-1994; Director of
                    Young Broadcasting,
                    Inc. and Mercantile
                    Bank of Boone County

Harold J. Parmelee, President and Chief        1988     2001
60                  Operating Officer, The
                    Turner Corporation

G. Jeffrey Records, Chairman and Chief         1997      2001
Jr., 38 (1)         Executive Officer,
                    MidFirst Bank;
                    President and Chief
                    Executive Officer,
                    MidFirst Bank,
                    1995-February 1998;
                    President and Chief
                    Executive Officer,
                    Midland Mortgage, 1987-
                    1995; Director of
                    Midland Financial
                    Company; Midland
                    Mortgage Company and
                    Homeshield Insurance
                    Company

Directors who will
continue in office:

Walter G. Ehlers,    Retired President,        1985      2000
65                   Chief Operating
                    Officer and Trustee,
                    Teachers Insurance and
                    Annuity Association
                    and College Retirement
                    Equities Fund,
                    1984-88; Director of
                    Neuberger &
                    Berman -- Advisors
                    Management Trust;
                    Trustee of China
                    Medical Board of New
                    York, Inc.

Robert E. Fee, 61    President and Chief       1997      2000
(2)                  Operating Officer,
                    Turner Construction
                    Company; Executive
                    Vice President,
                    1996-97; Senior Vice
                    President, 1994-96;
                    Vice President
                    1986-1994

Ellis T. Gravette,   Chairman and Chief        1981      1999
Jr., 72 (3)          Executive Officer, The
                    Turner Corporation;
                    President, Ardath
                    Associates, Inc., 1986-
                    1996; Retired Chairman
                    of the Board and Chief
                    Executive Officer, The
                    Bowery Savings Bank,
                    1981-86; Director of
                    MidFirst Bank, SSB


Charles H. Moore,    Director of Athletics,    1990     1999
Jr., 68              Cornell University;
                    Chairman and Chief
                    Executive Officer,
                    Xpander Pak, Inc.;
                    Executive Vice
                    President, Illinois
                    Tool Works, Inc.,
                    1991-92; President and
                    Chief Executive
                    Officer, Ransburg
                    Corporation 1988-92;
                    Director of Elcotel,
                    Inc. and United States
                    Olympic Committee

Gordon A. Walker,    Former Chairman and       1984     1999
70 (3)               Chief Executive
                    Officer, Hollinee,
                    Inc., 1987-1997;
                    Former Chairman,
                    President and Chief
                    Executive Officer,
                    U.S. Industries, Inc.,
                    1981-1986

John O. Whitney, 70  Professor and             1988     2000
(3)                  Executive Director,
                    The Deming Center for
                    Quality Management,
                    Columbia Business
                    School; Director of
                    Atchison Castings and
                    Church & Dwight Co.,
                    Inc.

                                           Served as
                                            Director      Term
                     Principal Occupation    Since        Will
    Name and Age           and Other       or During     Expire
                         Directorships     the Period

Directors expected
to be elected by
holders of Series C
Preferred Stock:

Heinrich             Chairman and Managing      1992        1999
Baumann-Steiner, 56  Director, Karl
                    Steiner Holding AG;
                    Vice Chairman and
                    Managing Director,
                    Karl Steiner AG (an
                    affiliate of Karl
                    Steiner Holding AG)

A. Gary Fieger, 70   President, Fieger          1992        1999
                    International and A.
                    Gary Fieger
                    Associates, Inc.;
                    Former President and
                    Chief Executive
                    Officer, Hammerson
                    Property Corporation

Peter K. Steiner,    Chairman and Managing      1992        1999
52                   Director, Karl
                    Steiner AG (an
                    affiliate of Karl
                    Steiner Holding AG);
                    Vice Chairman and
                    Managing Director,
                    Karl Steiner Holding
                    AG

__________________________________
(1)Mr. Records was appointed as a Director at the October 10, 1997 Board meeting and accepted on November 6, 1997 filling the Directorship previously held by Frederick W. Zuckerman. Mr. Zuckerman passed away on September 20, 1997.
(2)Mr. Fee was appointed as a Director by the Board of Directors on December 11, 1997 and assigned to the class of Directors whose term expires in the year 2000.
(3)In keeping with the Company's policy with regard to directors who are 70 years old or older, although Messrs. Gravette, Walker and Whitney were elected for three-year terms, each has committed that he will resign effective at the time of any Annual Meeting of Stockholders unless the Board of Directors requests that he serve for the year following that Annual Meeting of Stockholders.


           Non-employee members of the Board of Directors are paid annual fees of $21,000, plus $1,000 and travel expenses for each meeting attended. Non-employee chairmen of committees of the Board of Directors receive additional annual fees of $2,100. All non-employee Directors also receive stock option grants totaling 4,500 shares each year. Mr. Records, as a Director appointed on October 10, 1997 received only an initial stock option grant of 2,000 shares for 1997 pursuant to the Company's 1992 Stock Option Plan. Employee members of the Board of Directors do not receive any directors' fees.

          During 1997, the Board of Directors held seven meetings. Each director attended at least 75% of the meetings of the Board of Directors and of each Committee of which he was a member.

          Effective August 7, 1997, the Board of Directors terminated the Directors' Retirement Plan (the "Directors' Plan "). Under the Directors' Plan, each non-employee Director was entitled to receive, beginning on the later of the person's seventieth birthday or the time the person ceased to be a Director, annual benefits equal to the annual fee paid to non-employee Directors, reduced proportionally to the extent a Director served for less than five years. Any non-employee Director who was receiving retirement payments under the Directors' Plan as of August 7, 1997 is entitled to continue to
receive such retirement payments.  Each Director who was a    non-
employee Director as of August 7, 1997, but who had not retired as of that date (the "Eligible Directors"), was granted the right to receive 11,450 shares of common stock of the Company (the "Share Right") in lieu of vested retirement benefits under the
Directors' Plan.  Mr. Gravette, who was a   non-employee Director
from 1981 until 1996, is also entitled to the Share Right. The Share Right is to be paid on the ninetieth day following the later of such Eligible Director's seventieth birthday or such Eligible Director's ceasing to be a Director for any reason.

           The Committees of the Board of Directors include an Executive Committee, a Compensation and Stock Option Committee, an Audit Committee, and a Committee on Corporate Governance
(formerly the Committee on Directors' Affairs).

           The members of the Executive Committee are Messrs. Gravette (Chairman), Ehlers, Fieger, Moore, Parmelee, and Whitney. The Executive Committee may exercise the authority of the Board during the intervals between the meetings of the Board, except in respect of certain matters specified in the Company's By-Laws. The Executive Committee met three times during 1997.

           The Compensation and Stock Option Committee, which is composed of Messrs. Walker (Chairman), Baumann-Steiner, Fieger and Lomo, approves the salaries of all executive officers of The Turner Corporation (other than the Chairman and President, whose salaries are approved by the Board), makes or recommends awards under the Company's Incentive Compensation Plan and authorizes the grant of stock options under the Company's stock option plans. The Compensation and Stock Option Committee also reviews senior management organizational plans. The Compensation and Stock Option Committee met four times in 1997.

           The Audit Committee, which is composed of Messrs. Lomo (Chairman), Moore, Records, Steiner, Walker, and Whitney, recommends the firm of independent public accountants to act as the Company's independent auditors, confers with the Company's independent auditors as to the scope of their proposed audit, reviews the findings and recommendations of the independent auditors, reviews with the Company's accounting personnel the auditors' recommendations regarding the Company's financial controls, procedures and practices, and reviews the Company's compliance with its operating policy statement. The Audit Committee met three times during 1997.

           The Committee on Corporate Governance (formerly the Nominating Committee and more recently the Committee on
Directors' Affairs), which is composed of Messrs. Moore (Chairman), Baumann-Steiner, Ehlers, Walker and Whitney, selects and recommends nominees for directorships to the Board. Pursuant to a resolution adopted by the Board in 1989, the Committee, in nominating members of the Board for reelection, will consider any material changes which have occurred in their employment relationships, memberships on other boards and other circumstances affecting their availability for and participation in board activities, and any material changes which have occurred in the Company's business or affairs. The Committee on Corporate Governance also establishes goals and objectives for the Board of Directors and the process for reviewing the performance of the Chief Executive Officer, the full Board and individual Directors. The Committee on Corporate Governance met three times in 1997.

            As of March 23, 1998, the Company's directors (including nominees), its five highest compensated executive officers (including its Chief Executive Officer) and its directors and officers as a group, beneficially owned the following numbers of shares of Common Stock of the Company:

        Name of              Amount and
   Beneficial Owner         Nature of       Percent of Class(6)
                            Beneficial
                           Ownership(1)
Heinrich                    7,000 (2)
Baumann-Steiner
Walter G. Ehlers           27,000
Robert E. Fee              19,280
A. Gary Fieger             14,700 (3)
Ellis T. Gravette, Jr.     84,070                 1.5%
Ralph W. Johnson           21,935
Leif Lomo                  10,000
Charles H. Moore, Jr.       8,000
Harold J. Parmelee         69,376                 1.3%
G. Jeffrey Records, Jr.   134,165                 2.5%
David J. Smith              9,000
Peter K. Steiner        1,627,500 (4)            23.1%(7)
Gordon A. Walker           18,100
John O. Whitney            15,000 (5)
Directors and Officers  2,086,573 (4)            28.9%
as a Group(20 persons)
____________

(1)Includes shares issuable on exercise of currently exercisable stock options as follows: Robert E. Fee 7,180; Ellis T. Gravette, Jr. 6,000; Ralph W. Johnson 13,140; Harold J. Parmelee 48,440; David J. Smith 8,800; G. Jeffrey Records, Jr., 2,000; all other non-employee Directors, Messrs. Baumann-Steiner, Ehlers, Fieger, Lomo, Moore, Steiner, Walker and Whitney 7,000 each and Directors as a group 157,968. Does not include 844,966 shares of Common Stock issuable on conversion of Series B ESOP Preferred Stock shares or shares issuable on exercisable on exercise of options which are not exercisable prior to 60 days after March 23, 1998.
 (2)Does not include 1,000,000 shares of Common Stock issuable on conversion of Series C Preferred Stock, 600,000 shares of Common Stock issuable on conversion of Series D Preferred Stock or 20,500 shares of Common Stock, held by Karl Steiner Holding AG. Heinrich Baumann-Steiner is the Chairman of Karl Steiner Holding AG and his wife is the beneficial owner of 50% of the shares of that company.
(3)Includes 3,000 shares owned by A. Gary Fieger Associates, Inc., of which Mr. Fieger is the President and sole owner.
(4)Includes 1,000,000 shares of Common Stock issuable on conversion of Series C Preferred Stock, 600,000 shares of Common Stock issuable on conversion of Series D Preferred Stock and 20,500 shares of Common Stock, held by Karl Steiner Holding AG. Peter K. Steiner is the Vice Chairman of Karl Steiner Holding AG and the beneficial owner of 50% of the shares of that company.
(5)Includes 8,000 shares held by the Marcia Whitney Trust of which Mr. Whitney and his wife are co-trustees.
(6)Computed in accordance with Rule 13d-3(c) under the Securities Exchange Act of 1934. Unless noted, less than 1%.
(7)Assumes that Karl Steiner Holding AG converts all convertible securities held by it and that no other convertible securities, including Series B ESOP Preferred Stock, are converted. If the Series B ESOP Preferred Stock were also converted, Mr. Steiner's beneficial ownership would be 20.6%.

           The following persons are known by the Company to have owned beneficially more than 5% of any of the Company's voting securities as of March 23, 1998.

                    Name and Address of     Amount and
 Title of Class      Beneficial Owner       Nature of   Percent of
                                            Beneficial     Class
                                            Ownership

Common Stock      The Turner Corporation       775,000       14.2%
                 Employees' Retirement
                 Plan
                 375 Hudson Street
                 New York, New York
                 10014

Common Stock     Granite Capital              399,000        7.3%(1)
                  126 East 56th Street,
                25th Floor
                New York City, New York
                  10022

Common Stock      Dimensional Fund             334,432       6.1%(1)
                Advisors Inc.
                1299 Ocean Avenue
                Santa Monica, California
                90401

Series B ESOP     The Turner Corporation       844,966      100%(1)
Preferred Stock  Employee Stock Ownership
                Plan
                375 Hudson Street
                New York, New York
                10014

Series C         Karl Steiner Holding AG       9,000       100%(2)
Preferred Stock  Hagenholzstrasse 60
                CH-8050 Zurich
                Switzerland

Series D         Karl Steiner Holding AG       6,000       100%(2)
Preferred Stock  Hagenholzstrasse 60
                 CH-8050 Zurich
                 Switzerland

________________
__________
(1) Information
is based on
Schedules 13D,
13F, or 13G
filed  with the
Securities and
Exchange
Commission.

(2)The      9,000
shares         of
Series          C
Preferred
Stock         are
convertible
into
1,000,000
shares         of
Common      Stock
and   the   6,000
shares         of
Series          D
Preferred
Stock         are
convertible
into      600,000
shares         of
Common     Stock.
Karl      Steiner
Holding        AG
also        owned
20,500     shares
of         Common
Stock.      Based
on   the   Common
Stock
outstanding
on    March   23,
1998          and
assuming
conversion
solely   of   the
Series          C
Preferred
Stock         and
Series          D
Preferred
Stock,       Karl
Steiner
Holding        AG
would        have
owned       23.0%
of            the
outstanding
Common     Stock,
assuming       no
conversion     of
the   Series    B
ESOP
Preferred
Stock,        and
20.5%   of    the
outstanding
Common      Stock
if   all  of  the
Series   B   ESOP
Preferred
Stock         had
been
converted.

          The shares of Series B ESOP Preferred Stock and the Series D Preferred Stock vote together with the Common Stock on all matters, including election of directors, with each share of Series B ESOP Preferred Stock entitled to one vote and each share of Series D Preferred Stock entitled to 100 votes. The Series B ESOP Preferred Stock will constitute 12.3% and the Series D Preferred Stock 8.7% of the shares entitled to vote in the election of directors. However, as noted above, Karl Steiner Holding AG, the holder of the Series D Preferred Stock, is required, pursuant to an agreement with the Company, to vote the Series D Preferred Stock for directors in the same proportion as the shares of Common Stock not owned by Karl Steiner Holding AG or its affiliates are voted for directors.

           The holders of the Series C Preferred Stock, voting separately, are entitled to elect three directors (decreasing to no directors if the holders of the outstanding Series C Preferred Stock, in the aggregate, hold less than a specified portion of the Company's Common Stock on a diluted basis, as determined pursuant to the terms of the Series C Preferred Stock). While the holders of the Series C Preferred Stock are entitled to elect any directors, they cannot vote the Series C Preferred Stock with regard to directors to be elected by the holders of the Common Stock. If the holders of the Series C Preferred Stock become no longer entitled to elect directors as a separate class, they will be entitled to vote as part of the same class as the Common Stock, the Series B ESOP Preferred Stock and the Series D Preferred Stock, and will be entitled to 1,000 votes for each 9 shares of Series C Preferred Stock (a total of 1,000,000 votes for the entire 9,000 shares). The holders of the Series C Preferred Stock are at all times entitled to 1,000 votes for each 9 shares of Series C Preferred Stock with regard to all matters other than the election of directors. Peter K. Steiner, who is a director of the Company, is the Vice Chairman, and the beneficial owner of 50% of the shares of Karl Steiner Holding AG. Esther Baumann-Steiner, who is the sister of Peter K. Steiner and the wife of Heinrich Baumann-Steiner, is the beneficial owner of the other 50% of the shares of Karl Steiner Holding AG. Mr. Baumann-Steiner, who is a director of the Company, is the Chairman of Karl Steiner Holding AG.

          A. Gary Fieger owns 35%, and the Company owns 30%, of a
limited   liability   company  which  is  engaged   in   building
diagnostics.

Section 16(a) Beneficial Ownership Reporting Compliance
           John O. Whitney, a Director of the Company, was late in filing three reports under Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act"). One of the reports related to a transfer of 3,000 shares from Mr. Whitney to the Marcia Whitney Trust on July 29, 1994; the other two were amended Form 4 reports to show that purchases of 2,000 shares each on March 11, 1996 and December 6, 1996 had been for the account of the Marsha Whitney Trust rather than, as originally reported, for Mr. Whitney's account.

           A. Gary Fieger, a Director of the Company, was 2 days late in filing one Form 4 report with the Securities and Exchange Commission regarding a purchase of 1,700 shares on December 16, 1997.

           In March 1998, G. Jeffrey Records, a Director of the Company, filed one amended Form 5 report to indicate the receipt from the Company of an option to purchase 2,000 shares of Common Stock.

               REMUNERATION OF EXECUTIVE OFFICERS

               The following table sets forth the annual compensation, long-term compensation and all other compensation during each of the three years ended December 31, 1997, for the Company's chief executive officer and for the four additional most highly compensated executive officers for the year ended December 31, 1997.

SUMMA
 RY
COMPE
NSATI
 ON
TABLE

               Annual         Long-Term Compensation
               Compen
               sation
                                Awards

                                           Securities  All
                              Restricted   Underlying  Other
Name and                          Stock     Options/   Compen
Principa      Salary   Bonus    Award(s)    SARs (1)   sation
   l     Year ($)(2)  ($)(3)     ($)(4)        (#)       ($)
Position                                                 (5)
Ellis T. 1997  625,00 180,000    1,828,125   112,500    1,720
Gravette 1996    0          0            0     1,000       0
, Jr.          259,09
(6)              1

Chairman
and
Chief
Executiv
e
Officer
Harold   1997  375,20 90,000             0     7,000
J.       1996    0         0             0     3,000    8,651
Parmelee 1995  367,70      0             0     3,000
  Presiden         0                                      6,865
t and          343,95
Chief            0                                     22,406
Operatin
g
Officer
Robert   1997  314,23  90,000                  10,110
E. Fee   1996  0            0  0                1,500   5,829
Presiden 1995  255,83  40,000                   1,500
t and          3               0                        5,128
Chief          230,82
Operatin       5               0                        5,217
g
Officer,
Turner
Construc
tion
Company
David J. 1997  229,17 40,000   0           8,350
Smith    1996  5           0   0           1,500        4,368
Senior   1995  219,59      0   0           1,500
Vice           2                                        2,947
Presiden       205,82
t, and         5                                        3,786
Chief
Administ
rative
Officer

Ralph W. 1997  219,15 60,000           0      2,430
Johnson  1996    0                     0      1,500     5,723
  Senior   1995  202,37    0             0      1,500
Vice             5                                      4,296
Presiden       184,00    0
t                0                                      2,726

________________
(1)       The Company has not granted any stock appreciation
rights.
(2)Until 1995, the annual salaries of all staff employees, other than officers, included a holiday supplement equal to 1/2 month's pay.
   Effective in 1995, officers also received this automatic addition to their annual pay.
(3)        Represents  bonuses under the Incentive  Compensation
Plan.
(4) Mr. Gravette received a grant of 112,500 Restricted Stock Units ("RSUs"), pursuant to action of the Board on August 7, 1997. In March 1998, the Board authorized the immediate distribution to Mr. Gravette of the 112,500 shares of Common Stock subject to the RSUs. In conjunction with this distribution, 42,930 shares were withheld to satisfy tax withholding requirements. At December 31, 1997 the RSUs had a total value of $2,967,188. Each RSU entitled Mr. Gravette to one share of Common Stock.
(5)Includes matching contributions by the Company to its 401(k) plan which in 1997 were $2,188, $2,388, $2,388 and $2,225 for Messrs. Parmelee, Fee, Smith and Johnson respectively; allocations under the Company's Employee Stock Ownership
   Plan which in 1997 were 59, 115, 111, 68 and 106 shares valued at $1,720, $3,355, $3,239, $1,980 and $3,077 to
   Messrs. Gravette, Parmelee, Fee, Smith and Johnson, respectively, and the interest earned, calculated at 4.5%, on the supplemental retirement accounts which in 1997 for Messrs. Parmelee, Fee and Johnson was $3,108, $202 and $421, respectively. Mr. Gravette did not participate in the 401
   (k) plan and Messrs. Gravette and Smith were not eligible for the supplemental retirement benefits.
(6)Mr. Gravette was employed  by  the Company  effective August
   9, 1996.

      The following table sets forth certain information with regard to options granted during the fiscal year ended December 31, 1997 and potential realizable values. No stock appreciation rights (SARs) were granted during that year.
 OPTION/SAR GRANTS IN LAST
        FISCAL YEAR

 Individual Grants
                (1)(2)
                Number
                  of      Percent
               Securit   of Total  Exerc
                 ies     Options/   ise
               Underly     SARs      or    Mark  Expir
                 ing      Granted   Base    et   ation
Name           Options      to     Price   Pric   Date
                /SARs    Employee  ($/Sh   e(3)
               Granted       s      )(2)
                 (#)        in
                          Fiscal
                           Year

Ellis T.       112,500    30.18%   $16.1         8/06/
Gravette, Jr.                        25    $16.    07
                                           125
Harold J.                   1.89%  $11.0   $14.  5/09/
Parmelee        7,030                92    000     07
Robert E. Fee               2.71%  $11.0   $14.  5/09/
                10,110               92    000     07
David J. Smith              2.24%  $11.0   $14.  5/09/
                8,350                92    000     07
Ralph W.                    0.65%  $11.0   $14.  5/09/
Johnson         2,430                92    000     07
(1)Mr.  Gravette's  options become fully  exercisable  on  the second  anniversary  of the grant date  or  earlier  upon  a
  "change in control."
(2)The options granted in 1997 to Messrs. Parmelee, Fee, Smith and Johnson were priced at 85% of the average of the mean of the high and low prices on the 20 trading days preceding the
  grant   date  and  are  not  exercisable  until  the   third
  anniversary of the grant date or earlier upon a "change in control."
(3)Market price on grant dates.

      The following table sets forth certain information with regard to exercises of options during 1997 and options held at December 31, 1997. No SARs have been granted by the Company.



                Potential
                Realizable
                  Value
                at Assumed
Name              Annual
                  Rates
                 of Stock
                  Price
               Appreciatio
                    n
                For Option
                   Term

                 0%     5%    10%
               ($)(3   ($)    ($)
                 )
Ellis T.        n/a   $1,14  $2,891
Gravette, Jr.         0,862   ,070
Harold J.
Parmelee       $20,4  $82,3  $177,2
                 43     40     95
Robert E. Fee
               $29,3  $118,  $254,9
                 40    414     72
David J. Smith
               $24,2  $97,8  $210,5
                 82     00     85
Ralph W.
Johnson        $7,06  $28,4  $61,28
                 6      62     4























 note!! footnotes for
this table are the last
  row of the table!!
 AGGREGATED OPTION/SAR
   EXERCISES IN LAST
FISCAL YEAR AND FISCAL
       YEAR-END
   OPTION/SAR VALUES


                                  Number of
                                 Securities
                                 Underlying       Value of
                                 Unexercised     Unexercised
                                Options/SARs    in-the-Money
                                     at         Options/SARs
                                Fiscal Year-   at Fiscal Year-
                                     End         End (1) ($)
                                     (#)


                Share
                  s     Value   Exercisable(E  Exercisable(E)/
Name            Acqui  Realize       )/         Unexercisable
                 red    d ($)   Unexercisable        (U)
                 on                 ( U)
                Exerc
                 ise
                 (#)
Ellis T.         ___     ___        6,000 (E)        $99,003
Gravette, Jr.                    112,500 (U)         (E)
                                                 1,153,125 (U)
Harold J.        ___     ___      52,940 (E)     $777,432 (E)
Parmelee                            7,030 (U)        107,439
                                                     (U)
Robert E. Fee   12,10  157,169     7,180 (E)       $84,935 (E)
                  0               10,110 (U)       154,511 (U)
David J. Smith   ___     ___       8,800 (E)     $161,806 (E)
                                   8,350 (U)       127,614 (U)
Ralph W.        3,500  28,687    13,140 (E)      $192,401 (E)
Johnson                            2,430 (U)           37,138
                                                     (U)









(1)Includes only those options whose exercise prices are lower than the closing price of $26.375 on December 31, 1997.












Change In Control Arrangements

          The Company or its subsidiaries have entered into change of control agreements with a number of their executive officers, including the executive officers named above other than Mr. Gravette. These agreements expire on November 25, 2000 and will be automatically extended for one year each on each November 25 thereafter unless the Company shall have given written notice to the executive officer at least ninety days prior to the expiration date. They provide that in the event of "termination" (as defined) of an executive's employment after a "change of control" (as defined) of the Company, the executive will be entitled to receive a lump sum payment equal to 2.99 years' (in the case of six senior executives including Messrs. Parmelee, Fee and Smith) or one year's (in the case of other executives including Mr. Johnson) compensation, including average bonus, as well as continued eligibility for certain employee welfare benefits. Options granted under the 1997 Stock Option Plan also become immediately exercisable in the event of a change in control.

Retirement Plans

           Until March 31, 1991, the Company had an Employees' Retirement Plan (the "Retirement Plan"), a Supplemental Executive Defined Benefit Retirement Plan, and a Defined Benefit Retirement Equalization Plan under which an employee would receive retirement benefits under a formula based upon years of service, salary during the years preceding retirement and the Social Security wage base. Effective March 31, 1991, the Company curtailed these Retirement Plans so that no years of service or salary past that date would be considered in determining retirement benefits. This froze the benefits employees who continued working for the Company past March 31, 1991 will receive under these Retirement Plans. The annual benefits Messrs. Parmelee, Fee and Johnson will receive under the Retirement Plan, the Supplemental Executive Defined Benefit Retirement Plan and the Defined Benefit Retirement Equalization Plan, assuming retirements at age 65, will be $131,730, $87,034, and $85,594, respectively. Mr. Gravette and Mr. Smith were employed after March 31, 1991.

           Effective April 1, 1991, the Company instituted a new defined contribution plan, the Employee's Retirement Income Plan (the "Income Plan"), to replace the Retirement Plan. Effective December 31, 1993, the Company froze the benefits under the Income Plan. There will be no further contributions to the Income Plan. The lump sum benefits (as of January 31, 1995) that Messrs. Parmelee, Fee and Johnson had accrued under the Income Plan were $51,986, $51,466 and $50,582, respectively. Mr. Gravette and Mr. Smith were not eligible for the Income Plan. The Income Plan benefits were transferred to the Tax Deferred Savings Plan, 401(k), as of February 1, 1995.

           The Income Plan lump sum benefits (shown above) do not include the non-qualified Supplemental Plan benefits associated with the Income Plan which are to date for Mr. Parmelee, Mr. Fee and Mr. Johnson $72,194, $4,693 and $ 9,785, respectively.

           Effective January 1, 1994, the Company introduced the Employees' Cash Balance Retirement Plan (the "Cash Balance
Plan"), a defined benefit plan. Amounts allocated to their respective accounts under the Cash Balance Plan during 1997 for Messrs. Gravette, Parmelee, Fee, Smith and Johnson were $56,996,
$54,372,   $44,222,   $16,132  and  $31,677,  respectively.   The
estimated lump sum benefits Messrs. Parmelee, Fee, Smith and Johnson, will receive under the Cash Balance Plan, assuming no change in their current salary levels, a fixed rate of return of 4.5% and retirement at age 65 will be $488,520, $319,505, $203,051 and $271,012, respectively. Mr. Gravette will receive the value of his account which is currently $56,996 plus interest accrued until his retirement date.

Compensation Committee Interlocks and Insider Participation
           Mr. Heinrich Baumann-Steiner who is a member of the Compensation Committee is chairman of Karl Steiner Holding AG.

           Karl Steiner Holding AG acquired the 9,000 shares of Series C Preferred Stock from the Company in July 1992 for $9 million. At the same time, it acquired 6,000 shares of Series D
Preferred  Stock  from  the  Company  for  $6  million.   Shortly
thereafter it exercised a contractual right to exchange the Series D Preferred Stock for an 8.5% Convertible Debenture of the Company in the principal amount of $6 million. Prior to the maturity of this Debenture in July of 1997, Karl Steiner Holding AG converted it into 6,000 shares of Series D Preferred Stock. In connection with the July 1992 transaction, Karl Steiner Holding AG and the Company also executed an agreement which gives each of them options under certain circumstances to purchase or sell Preferred Stock or Common Stock from or to the other of them.

          Karl Steiner Holding AG and the Company each own 50% of Turner Steiner International S.A. and Turner Steiner International, LLC. (jointly referred to as "TSI"), entities formed to engage in construction-related activities in most of the world, other than North and Central America, Switzerland, Germany and France. During 1997, the Company made employees and space available to TSI for which the Company was reimbursed, the Company guaranteed obligations of TSI with regard to a construction contract, letters of credit and a line of credit, and the Company from time to time made working capital loans to TSI (at December 31, 1997, the outstanding balance of these loans, including the balance from prior years and accrued interest, was $7,956,769). These guarantees and loans were matched by Karl Steiner Holding AG.


                  COMPENSATION COMMITTEE REPORT

To the Shareholders of The Turner Corporation

            The purpose of this report is to describe the compensation policies applied by the Compensation Committee of the Board of Directors of The Turner Corporation with regard to the Company's executive officers and the basis for the compensation of Ellis T. Gravette, Jr., the Chief Executive Officer of the Company, for the year ended December 31, 1997.

           In 1989, the Compensation Committee and the management of the Company undertook a review of the Company's policies for compensating its senior executives. With the approval of the Compensation Committee, the Company hired Towers Perrin to assist in this review. Representatives of Towers Perrin worked with the management to develop possible compensation programs, and then met privately with the Compensation Committee to discuss them.

           As a result of the review, the Compensation Committee recommended, and the Board of Directors adopted, a four pronged compensation program, designed to reward senior executives for both long term and short term achievements on behalf of the Company and its stockholders. Subsequently, one of the four prongs, the Stockholder Gain Award, terminated. Accordingly, there are now three elements to the compensation program for senior executives, which are:

                    Base Salary the fundamental compensation to a senior executive for fulfilling his or her job responsibilities.

                    Executive  Incentive  Compensation  Plan   a
          reward for achieving or exceeding corporate and individual goals established with regard to each senior executive at the beginning of each year payable in either cash or stock. In 1997, the Company ceased granting awards under the Executive Incentive Compensation Plan and adopted a new Incentive
          Compensation Plan (the "ICP"), which authorizes payments of awards to executive officers and other designated employees of the Company solely in cash.

                    Stock  Options   stock  options  enable  key
          employees to profit from increases in the price of the Company's stock. The Company has had stock option plans since its shares first were sold to the public in 1969. However, in connection with the 1989 review, it was decided that stock options would be awarded uniformly to all officers of the Company and its subsidiaries holding similar positions.

           In March 1997, the Compensation Committee accepted management's recommendation to amend the Stock Option program by placing more emphasis on granting options based on promotions and performance rather than to provide stock awards on a once a year "shotgun" approach to all officers. Towards that end, the Committee approved a Performance Based Bonus Compensation Plan designed to offer stock based incentives at the business unit level by rewarding successful performers based on measurable accomplishments. In conjunction with this new plan, the Committee recommended to the board, on management's recommendation, the adoption of the 1997 Non-Qualified Stock Option Plan. The options granted under this plan become exercisable on the third anniversary of the grant date and will have a term of 10 years except that the Committee has the discretion to grant options with different vesting periods and for different terms as it determines which cannot exceed 10 years.

            Each   year   the   Compensation  Committee   reviews
recommendations from management as to base salaries of senior executives (other than the Chief Executive Officer and the President), total awards to senior executives and other designated employees under the ICP, and numbers of stock options to be awarded to executives in particular positions. It then makes recommendations to the entire Board as to the following year's salaries of the Chief Executive Officer and of the President, the total amount (as a percentage of the Company's earnings) to be awarded under the ICP and the portions of that total amount to be allocated to the Chief Executive Officer and the President. In addition, it determines, without action of the Board, the following year's salaries of senior executives other than the Chief Executive Officer and the President, and the portion of the total amount awarded under the ICP to be allocated to each of those senior executives. In 1997, the Compensation Committee reviewed with management the policies regarding compensation of senior executives. It discussed possible types of bonuses for executives who had rendered outstanding service, but ultimately left it to management to determine the form these bonuses would take. It approved promotions recommended by management and management's recommendations regarding stock options. It also approved management's recommendations regarding 1997 salaries for senior executives. In doing this, the Compensation Committee reaffirmed that management is principally responsible for compensation decisions, except with regard to the Chief Executive Officer and the President. Consistent with this, it authorized management to make any changes it deemed appropriate in salaries which had not been presented to the Compensation Committee. The Compensation Committee expressed general approval of the fact that recommended salary increases were based on individuals' performance, not solely on the positions held by them.

           The Compensation Committee reviewed and recommended to the Board of Directors approval of a revised form of Change of Control Agreement to be entered into with senior executives when the then current agreements expired in November of 1997. The new agreements expire on November 25, 2000 and will be automatically extended for one year each November 25 thereafter unless the Company shall have given written notice to the executive officer at least ninety days prior to the expiration date.

           In its discussion of the compensation for the Chief Executive Officer, the Committee decided that it was in the best interest of the Company and its stockholders to secure the continued services of Mr. Gravette as Chief Executive Officer. The Committee recommended that the Board grant Mr. Gravette an option to purchase 112,500 shares of Common Stock under the 1997 Non-Qualified Stock Option Plan and a grant of 112,500 Restricted Stock Units. In March 1998, the Compensation Committee recommended to the Board for approval the immediate distribution to Mr. Gravette of the 112,500 shares of Common Stock subject to the Restricted Stock Units. In conjunction with this distribution, 42,930 shares were withheld to satisfy tax withholding requirements.

           Section 162(m) of the Internal Revenue Code places a limit on the amount of certain types of compensation for the chief executive officer and each of the four other most highly compensated executive officers which may be tax deductible by the Company. The Company's policy is, primarily, to design and administer compensation plans which support the achievement of the Company's objectives and enhance stockholder value. Where it is consistent with this compensation philosophy, the Compensation Committee will also take into consideration structuring compensation programs that are tax deductible by the Company. The stock option, stock appreciation rights and performance award provisions of the 1998 Stock Incentive Plan that is being submitted to shareholders at the 1998 Annual Meeting have been designed so that compensation attributable to such awards can qualify as "performance based compensation" for purposes of
Section 162(m) and consequently be tax deductible.

                           GORDON A. WALKER
       A. GARY FIEGER                                 LEIF LOMO
                         HEINRICH BAUMANN-STEINER

                     The Turner Corporation
            Comparison of Five-Year Cumulative Return
           Turner vs. AMEX and Construction Peer Group


Cumulative Total Return
                          12/92 12/93 12/94 12/95 12/96 12/97

The Turner Corporation       100           109    114   116   141
364

AMEX Market Value Index       100   120 109   137    146    177

Construction Peer group       100    98 105   118    110    115



       Companies in Peer Groups weighted by market capitalization: indexed to 100 at December 31, 1992.
       Dividends reinvested over period.

                   The  Turner  Corporation  has  one  active
       business segment: Construction. The Construction Peer Group is made up of companies with market capitalization of not more than $500 million who are engaged primarily in providing construction/ engineering services for business sectors other than home building and infrastructure: Guy F. Atkinson of California, Michael Baker Corp., Perini Corp., and Stone & Webster Inc. The Construction Peer Group has dropped CRSS Inc., which no longer meets the group criteria.
                 Until 1996, the chart included a Real Estate
       Peer Group. Since the Company has substantially reduced its real estate holdings over the past five years and its real estate holdings no longer have significant impact on the Company's earnings, the Company decided it would no longer be relevant to compare the Company to a Real Estate Peer Group.




       PROPOSAL FOR ADOPTION OF 1998 STOCK INCENTIVE PLAN

The Turner Corporation 1998 Stock Incentive Plan

          General
                    On March 13, 1998, the Company's Board of
Directors adopted, subject to the approval of the Company's stockholders at the Annual Meeting, The Turner Corporation 1998 Stock Incentive Plan (the "Plan") in order to (i) attract and retain valuable personnel and (ii) provide additional incentive and reward opportunities to current employees and directors to encourage them to enhance the profitable growth of Company. The Plan provides for the granting of options, stock appreciation rights, dividend equivalent rights, restricted stock, performance units and performance shares to employees, officers, consultants, advisors and directors of the Company and its Subsidiaries.

                    The principal provisions of the Plan are summarized below. This summary, however, does not purport to be complete and is qualified in its entirety by reference to the Plan which has been filed as an exhibit to this Proxy Statement. All capitalized terms used below have the meanings set forth in the Plan, unless otherwise indicated.

          Description of The Plan


          Administration. The Plan will be administered by a committee consisting of at least two directors of the Company, each of whom will be a "nonemployee director" within the meaning of Rule 16b-3 promulgated under Section 16(b) of the Exchange Act. To the extent necessary for any Option or Award to qualify as performance-based compensation under Section 162(m) of the Code, each member of the Committee will be an "outside director" within the meaning of Section 162(m) of the Code. The Committee will (i) select those individuals to whom Options and Awards will be granted, and (ii) determine the type, the size and the terms and conditions of Options and Awards, the vesting provisions of restricted stock and Options, and the restrictions or performance criteria relating to restricted stock, performance units and performance shares. The Committee will also construe and interpret the Plan.

          Shares. The maximum number of Shares that may be made the subject of Options and Awards granted under the Plan is 500,000. The maximum number of Shares with respect to which Options and Awards may be granted to any individual in any three calendar year period is 250,000. The maximum dollar amount of cash or the Fair Market Value of Shares that may be granted to any individual in any calendar year with respect to Performance Units denominated in dollars may not exceed $500,000. In the event of any Change in Capitalization, however, the Committee may adjust the maximum number and class of Shares with respect to which Options and Awards may be granted, the number and class of Shares which are subject to outstanding Options and Awards and the exercise price therefor. If any Option is exercised by tendering Shares, either actually or by attestation, to the Company as full or partial payment of the exercise price, the number of Shares tendered will be added back to the number of Shares available under the Plan. In addition, if any Award is canceled, is settled in cash (including the settlement of tax withholding obligations using Shares) or expires or terminates without having been exercised, the Shares subject to that Option or Award again become available for grant under the Plan.

          Eligibility. Any of the Company's or its Subsidiaries' employees, officers, consultants, advisors or directors designated by the Committee as eligible to receive Options or Awards are eligible to participate in the Plan (each an "Eligible
Individual").

          Options. Pursuant to the Plan, the Committee will grant to each non-employee director of the Company (an "Eligible Director") nonqualified stock options ("Director Options") to purchase 3,500 Shares on August 7th in each year (or the first Trading Day thereafter if August 7th is not a Trading Day), if such Eligible Director continues to serve on the Board as of such date. The per share exercise price of the Director Options is equal to 100% of the Fair Market Value of the Shares on the date the option is granted. The Director Options will be exercisable with respect to 100% of the underlying Shares at any time after the date on which they were granted. The Director Options will have a ten-year term but may expire earlier upon a director ceasing to serve as a director.

          In addition, the Committee may grant Nonqualified Stock Options and Incentive Stock Options to any Eligible Individual. The per share exercise price of the Options is fixed by the Committee when the Options are granted and must be no less than 85% of the average of the Fair Market Value on the 20 Trading Days prior to the date the Option is granted. In the case of an Incentive Stock Option, the per share exercise price must be at least 100% of the Fair Market Value of the Shares on the date the Option is granted (110% in the case of an Incentive Stock Option granted to a Ten-Percent Stockholder). Notwithstanding the above, the per share exercise price of Options granted to an Eligible Individual who is a Director of the Company and not an employee must be no less than 100% of the Fair Market Value of the Shares on the date the Option is granted.

          Each Option (other than a Director Option) will be fully vested and exercisable with respect to 100% of the underlying Shares on the third anniversary of the date on which they were granted, unless as otherwise determined by the Committee at the time of grant and as provided for in the Agreement evidencing the grant. All outstanding Options will become fully exercisable upon a Change in Control (as defined in the Plan). In addition, the Committee reserves the authority to accelerate the exercisability of any Option (other than a Director Option). Each Option terminates at the time determined by the Committee, except that the term of each Option may not exceed ten years (five years in the case of an Incentive Stock Option granted to a Ten-Percent Stockholder); provided, however, that the Committee may and in the case of a Director Option shall provide that an Option (other than an Incentive Stock Option) may, upon the death of the Optionee, be exercised for up to one
(1) year following the date of the Optionee's death even if such period extends beyond ten (10) years from the date the Option is granted. Options are not transferable by the Optionee except by will or the laws of descent and distribution or pursuant to a domestic relations order (within the meaning of Rule 16a-12 promulgated under the Exchange Act) and may be exercised during the Optionee's lifetime only by the Optionee or the Optionee's guardian or legal representative. Notwithstanding the foregoing, the Committee may set forth in the Agreement evidencing an Option (other than an Incentive Stock Option) at the time of grant or thereafter, that the Option may be transferred to members of the Optionee's immediate family, to trusts solely for the benefit of such immediate family members and to partnerships in which such family members and/or trusts are the only partners. In the discretion of the Committee, the exercise price for Shares acquired pursuant to the exercise of an Option may be paid (i) in cash, (ii) by transferring Shares (either actually or by attestation) to the Company, or (iii) by a combination of the foregoing. Further, the Committee may permit Optionees to elect to defer the issuance of Shares upon the exercise of Options granted pursuant to the Plan.

          Stock Appreciation Rights. The Plan permits the granting of stock appreciation rights to employees of the Company or its Subsidiaries in connection with an Option or as a freestanding right. A stock appreciation right permits the Grantee to receive, upon exercise of the stock appreciation right, cash and/or Shares, at the discretion of the Committee, equal in value to the excess, if any, of the then per Share Fair Market Value over the per Share Fair Market Value on the date the stock appreciation right was granted, multiplied by the number of Shares as to which the stock appreciation right is being exercised. When a stock appreciation right is granted, however, the Committee may establish a limit on the maximum amount the Optionee may receive upon exercise of the stock appreciation right. A stock appreciation right granted in connection with an Option shall be exercisable at such time or times and only to the extent that the related Options are exercisable. The Committee will decide, when each freestanding stock appreciation right is granted, the time or times when the stock appreciation right will be exercisable. However, the Committee reserves the authority to thereafter accelerate the exercisability of any stock appreciation right.

          Dividend Equivalent Rights. Dividend equivalent rights may be granted to Eligible Individuals and Eligible Directors in tandem with an Option or Award or as a separate Award. The terms and conditions applicable to each dividend equivalent right shall be specified in the Agreement under which the dividend equivalent right is granted. Amounts payable in respect of dividend equivalent rights may be payable currently or deferred until the lapsing of restrictions on such dividend equivalent rights or until the vesting or other lapse of restrictions on the Option or Award to which the dividend equivalent rights relate. Dividend equivalent rights may be settled in cash or Shares or a combination thereof.

          Restricted Stock. Restricted Stock Awards may be granted by the Committee to Eligible Individuals and the Committee will determine, when each Restricted Stock Award is made, the terms of the Restricted Stock Award, including the price, if any, to be paid by the Grantee for the restricted stock, the restrictions placed on the Shares and the time or times when the restrictions will lapse. Unless the Committee shall determine otherwise at the time of the grant of an Award of Restricted Stock, the restrictions upon Shares of Restricted Stock shall lapse upon a Change in Control.

          Performance Units and Performance Shares. Performance Units and Performance Shares will be awarded as the Committee may determine, and the vesting of Performance Units and Performance Shares will be based upon the Company's attainment of specified performance objectives within the Performance Cycle. Performance Objectives and the length of the Performance Cycle for Performance Units and Performance Shares will be determined by the Committee when the Award is made. Performance Objectives may be expressed in terms of (i) earnings per Share, (ii) Share price, (iii) pre-tax profits, (iv) net earnings, (v) return on equity or assets or (vi) any combination of the foregoing. Performance Objectives may be in respect of the performance of the Company, any of its Subsidiaries, any of its Divisions or any combination thereof. Performance Objectives may be absolute or relative (to prior performance or to the performance of one or more other entities or external indices) and may be expressed in terms of a progression within a specified range. The Agreements evidencing Awards of Performance Units and Performance Shares will set forth the terms and conditions of the Awards, including those applicable in the event of the Grantee's termination of employment or a Change in Control. Performance Units may be denominated in dollars or in Shares, and payments in respect of vested Performance Units will be made in cash or Shares or any combination of the foregoing, as determined by the Committee.

          Amendment and Termination. The Plan will terminate on March 12, 2008, the day before the tenth anniversary of its adoption. The Board may sooner terminate the Plan and the Board may at any time and from time to time amend, modify or suspend the Plan; provided, however, that: (i) no such amendment or termination of the Plan may adversely affect any Options or Awards theretofore granted under the Plan, without the consent of the Optionee or Grantee; and (ii) to the extent necessary under any applicable law, no amendment will be effective unless approved by the stockholders of the Company. No modification of an Option or Award shall adversely affect any rights or obligations under the Option or Award without the consent of the Optionee or Grantee.

Options To Be Granted To Certain Individuals And Groups

          As of the date of this Proxy Statement, no grants have been made under the Plan and the Committee has no immediate intention or plans to make any grants. Presently there are approximately 80 Eligible Individuals and 12 Eligible Directors (as such terms are defined in the Plan) who could qualify to participate in the Plan. Because adoption of the Plan is subject to stockholder approval and because the granting of Options and Awards will be entirely within the discretion of the Committee and the Board of Directors in the case of the Chief Executive Officer, it is not possible to determine the employees, directors and other persons to whom Options or Awards will be granted under the Plan or the number of Shares or value of dollar-denominated grants to be covered by such Options and Awards.

Certain Federal Income Tax Consequences Relating to Awards Under the Plan

          Incentive Stock Option ("ISO"). In general, an Optionee will not recognize taxable income upon the grant or exercise of an ISO, and the Company and its subsidiaries will not be entitled to any business expense deduction with respect to the grant or exercise of an ISO. (However, upon the exercise of an ISO, the excess of the Fair Market value on the date of exercise of the shares received over the exercise price of the option will be treated as an adjustment to alternative minimum taxable income.) In order for the exercise of an ISO to qualify as an ISO, an Optionee generally must be an employee of the Company or a subsidiary (within the meaning of Section 422 of the Code) from the date the ISO is granted through the date three months before the date of exercise (one year preceding the date of exercise in the case of an Optionee whose employment is terminated due to disability). The employment requirement does not apply where an Optionee's employment is terminated due to his or her death.
          If an Optionee has held the shares acquired upon exercise of an ISO for at least two years after the date of grant and for at least one year after the date of exercise, when the Optionee disposes of the shares, the difference, if any, between the sales price of the shares and the exercise price of the option will be treated as long-term capital gain or loss subject to reduced rates of tax, provided that any gain will be subject to further reduced rates of tax if shares are held for more than eighteen months after the date of exercise. If an Optionee disposes of the shares prior to satisfying these holding period requirements (a "Disqualifying Disposition"), the Optionee will recognize ordinary income (treated as compensation) at the time of the Disqualifying Disposition, generally in an amount equal to the excess of the Fair Market value of the shares at the time the option was exercised over the exercise price of the option. The balance of the gain realized, if any, will be short-term or long-term capital gain, depending upon whether the shares have been held for at least twelve months after the date of exercise, with the lowest capital gain rates available if shares are held for more than eighteen months after the date of exercise. If the Optionee sells the shares in a Disqualifying Disposition at a price below the Fair Market value of the shares at the time the option was exercised, the amount of ordinary income (treated as compensation) will be limited to the amount realized on the sale over the exercise price of the option. In general, if the Company and its Subsidiaries comply with applicable income reporting requirements, the Company and its Subsidiaries will be allowed a business expense deduction to the extent an Optionee recognizes ordinary income.

          Nonqualified Stock Option. In general, an Optionee who receives a nonqualified stock option will recognize no income at the time of the grant of the option. In general, upon exercise of a nonqualified stock option, an Optionee will recognize ordinary income (treated as compensation) in an amount equal to the excess of the Fair Market value of the shares on the date of exercise (or in the case of an Optionee who has timely elected to defer the issuance of Shares upon exercise of an Option, the date of issuance of the Shares) over the exercise price of the option. The basis in shares acquired upon exercise of a nonqualified stock option will equal the Fair Market value of such shares at the time of exercise, and the holding period of the shares (for capital gain purposes) will begin on the date of exercise. In general, if the Company and its Subsidiaries comply with applicable income reporting requirements, they will be entitled to a business expense deduction in the same amount and at the same time as the Optionee recognizes ordinary income. In the event of a sale of the shares received upon the exercise of a nonqualified stock option, any appreciation or depreciation after the exercise date generally will be taxed as capital gain or loss, provided that any gain will be subject to reduced rates of tax if the shares were held for more than twelve months and will be subject to further reduced rates if the shares were held for more than eighteen months.

          Special rules may apply with respect to persons who may be subject to Section 16(b) of the Exchange Act. Optionees who are or may become subject to Section 16 of the Exchange Act should consult with their own tax advisors in this regard.

          Generally, if an Optionee delivers previously owned shares to pay the exercise price, no gain or loss will be recognized in respect of the shares delivered, and there will be a carryover basis and holding period for a like number of shares acquired. If the option being exercised is an ISO and the shares delivered were acquired upon exercise of an ISO and are delivered prior to satisfaction of the ISO holding period requirements described above, the delivery of shares will constitute a Disqualifying Disposition as to which the rules described above will apply. If the option being exercised is a nonqualified stock option, ordinary income (treated as compensation) will be recognized only on the additional shares acquired and will be equal to the Fair Market value of the shares on the date of exercise less any additional cash paid. Special rules apply in computing the amount and character of an Optionee's income (or loss) upon the subsequent sale of shares acquired upon the exercise of an ISO where the exercise price is paid by the delivery of previously owned shares.

          Excise Taxes. Under certain circumstances, the accelerated vesting or exercise of options in connection with a Change in Control might be deemed an "excess parachute payment" for purposes of the golden parachute tax provisions of
Section 280G of the Code. To the extent it is so considered, an Optionee may be subject to a 20% excise tax and the Company and its Subsidiaries may be denied a tax deduction.

          Section 162(m) of the Internal Revenue Code generally disallows a federal income tax deduction to any publicly-held corporation for compensations paid in excess of $1 million in any taxable year to the chief executive officer or any of the four other most highly compensated executive officers who are employed by the Company on the last day of the taxable year, but does not disallow a deduction for qualified "performance-based compensation," the material terms of which are disclosed to and approved by stockholders. The Company has structured the Plan with the intention that compensation resulting from awards of options, stock appreciation rights, performance shares and performance units may qualify as "performance-based compensation" and, if so qualified, would be deductible.

          Adoption of this proposal requires the affirmative vote of a majority of the voting power of the shares of Common Stock, Series B ESOP Preferred Stock, Series C Preferred Stock and Series D Preferred Stock represented in person or by proxy, and entitled to vote on the matter at the Annual Meeting.
Abstentions will be considered shares present and entitled to vote and, accordingly, will have the same effect as a vote against this proposal. Broker non-votes will not be considered as present and entitled to vote and, accordingly, will have no effect on the vote with respect to the proposal.
Proxies will be voted FOR approval of the Plan unless otherwise specified in the proxy. The Board of Directors recommends that stockholders vote FOR this proposal.

                 INDEPENDENT PUBLIC ACCOUNTANTS

           Arthur  Andersen LLP was appointed  by  the  Board  of
Directors, with the recommendation of the Audit Committee, as independent public accountants to audit the accounts of the Company and its subsidiaries for 1997. A representative of Arthur Andersen LLP is expected to be present at the annual meeting and will have an opportunity to make a statement if he or she desires to do so. That person will be available to answer appropriate questions.

           Arthur Andersen LLP rendered the following services to the Company in 1997: reading of unaudited quarterly financial information, assistance and consultation in connection with filings with the Securities and Exchange Commission and with various other governmental and regulatory agencies, consultation in connection with various tax and audit-related accounting matters, contract audit and tax services.

                            GENERAL

           The enclosed proxy is solicited by the Board of Directors of The Turner Corporation to be voted at the 1998 Annual Meeting of Stockholders. All shares represented by proxies delivered prior to the meeting will be voted in the manner specified on the proxies. If no vote is specified, and the proxy does not show that the stockholder wants to abstain or that for any other reason the shares are not to be voted, proxies will be voted for the nominees for directorships named above and in favor of the adoption of the 1998 Stock Incentive Plan. Any stockholder who signs and returns a proxy may revoke it at any time prior to the vote by notifying the Secretary in writing. A vote in person at the meeting will revoke a proxy as to the matters voted upon. However, the presence of a stockholder at the meeting will not revoke a proxy as to matters on which the stockholder does not vote in person.

           The Board of Directors has no reason to believe that any nominee for a directorship will be unable to serve if elected. If any nominee should become unable to serve, proxies may be voted for the election of another person designated by the Board of Directors.

           The Board of Directors knows of no other matters which may be presented for stockholder action at the meeting. If other matters do properly come before the meeting, the persons named in the proxies will have authority to vote in accordance with their judgment.

           Stockholders of record at the close of business on March 23, 1998 will be entitled to vote at the meeting. At the close of business on March 23, 1998, the Company had outstanding 5,446,949 shares of Common Stock, 844,966 shares of Series B ESOP Preferred Stock, 6,000 shares of Series D Preferred Stock (convertible into 600,000 shares of Common Stock) and 9,000 shares of Series C Preferred Stock (convertible into 1,000,000 shares of Common Stock). The Common Stock, the Series B ESOP Preferred Stock and the Series D Preferred Stock are voted as a single class on all matters. The Series C Preferred Stock is voted together with the Common Stock, the Series B ESOP Preferred Stock and the Series D Preferred Stock on any matters other than the election of directors. Each share of Common Stock and each share of Series B ESOP Preferred Stock outstanding on March 23, 1998 is entitled to one vote. Each 9 shares of Series C Preferred Stock is entitled to 1,000 votes and each share of Series D Preferred Stock is entitled to 100 votes.

           In addition to the distribution of proxy material by mail, directors, officers and employees of the Company and its subsidiaries may solicit proxies by telephone or in person. The cost of all such solicitations will be borne by the Company. The Company will reimburse brokerage houses, custodians, nominees and fiduciaries for expenses in forwarding solicitation material to beneficial owners. The Company has retained D. F. King & Co. to assist in the solicitation of proxies. The fee of that firm is estimated not to exceed $9,000 plus out-of-pocket costs and expenses.

                      NEXT ANNUAL MEETING

           Proposals of security holders intended to be presented at the 1999 Annual Meeting must be received by The Turner
Corporation by December 2, 1998 for inclusion in the proxy statement and form of proxy relating to that meeting.

                    By Order of the Board of Directors

                    THE TURNER CORPORATION

SARA J. GOZO
                    Secretary
                                        March 31 , 1998

THE COMPANY'S ANNUAL REPORT TO STOCKHOLDERS INCLUDES A COPY OF ITS ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 1997 WHICH WAS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, INCLUDING FINANCIAL STATEMENTS. ANYONE ENTITLED TO VOTE AT THE MEETING WHO DID NOT RECEIVE A COPY OF THE ANNUAL REPORT TO STOCKHOLDERS MAY OBTAIN A COPY WITHOUT COST BY REQUESTING IT FROM THE SECRETARY OF THE COMPANY AT THE ADDRESS SPECIFIED ON THE FIRST PAGE OF THIS PROXY STATEMENT.






                                .
                     THE TURNER CORPORATION
                    1998 STOCK INCENTIVE PLAN
                   (As Adopted March 13, 1998)
                     THE TURNER CORPORATION
                    1998 STOCK INCENTIVE PLAN
     1.   Purpose.
The purpose of this Plan is to strengthen The Turner Corporation, a Delaware corporation (the "Company"), by providing an incentive to its employees, officers, consultants, advisors and directors and thereby encouraging them to devote their abilities and industry to the success of the Company's business enterprise. It is intended that this purpose be achieved by extending to employees, officers, consultants, advisors and directors of the Company and its Subsidiaries an added long-term incentive for high levels of performance and unusual efforts through the grant of Incentive Stock Options, Nonqualified Stock Options, Stock Appreciation Rights, Dividend Equivalent Rights, Performance Awards and Restricted Stock (as each term is herein defined).
     2.   Definitions.
For purposes of the Plan:
          2.1 "Adjusted Fair Market Value" means, in the event of a Change in Control, the greater of (a) the highest price per Share paid to holders of the Shares in any transaction (or series of transactions) constituting or resulting in a Change in Control or (b) the highest Fair Market Value of a Share during the ninety (90) day period ending on the date of a Change in Control.

          2.2 "Affiliate" means any entity, directly or indirectly, controlled by, controlling or under common control with the Company or any corporation or other entity acquiring, directly or indirectly, all or substantially all the assets and business of the Company, whether by operation of law or otherwise.

          2.3       "Agreement" means the written agreement
between the Company and an Optionee or Grantee evidencing the grant of an Option or Award and setting forth the terms and conditions thereof.

          2.4 "Award" means a grant of Restricted Stock, a Stock Appreciation Right, a Performance Award, a Dividend
Equivalent Right or any or all of them.

          2.5 "Board" means the Board of Directors of the Company.

          2.6       "Cause" means:

               (a) for purposes of Section 6.4, the commission of an act of fraud or intentional misrepresentation or an act of embezzlement, misappropriation or conversion of assets or opportunities of the Company or any of its Subsidiaries; and

               (b) in all other cases, unless otherwise set forth in an Agreement, (i) intentional failure to perform reasonably assigned duties, (ii) dishonesty or willful misconduct in the performance of duties, (iii) involvement in a transaction in connection with the performance of duties to the Company or any of its Subsidiaries which transaction is adverse to the interests of the Company or any of its Subsidiaries and which is engaged in for personal profit or (iv) willful violation of any law, rule or regulation in connection with the performance of duties (other than traffic violations or similar offenses).

          2.7 "Change in Capitalization" means any increase or reduction in the number of Shares, or any change (including, but not limited to, in the case of a spin-off, dividend or other distribution in respect of Shares, a change in value) in the Shares or exchange of Shares for a different number or kind of shares or other securities of the Company or another corporation, by reason of a reclassification, recapitalization, merger, consolidation, reorganization, spin-off, split-up, issuance of warrants or rights or debentures, stock dividend, stock split or reverse stock split, cash dividend, property dividend, combination or exchange of shares, repurchase of shares, change in corporate structure or otherwise.

          2.8 "Change in Control" means any of the following occurrences:
     (a) any "person" (as defined in Sections 13(d) and 14(d) of the Exchange Act) becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of either (a) thirty-five percent (35%) (or such other percentage as the Board of Directors may from time to time determine before a Change in Control takes place to be the appropriate Change in Control threshold for purposes of Options granted under this
Plan) or more of the outstanding common stock of the Company, or
(b) thirty-five percent (35%) (or such other percentage as the Board of Directors may from time to time determine before a Change in Control takes place to be the appropriate Change in Control threshold for purposes of Options granted under this
Plan) of the outstanding securities of any other class or classes which individually or together have the power (other than upon a failure to pay dividends, unless that failure has occurred) to elect a majority of the members of the Board of Directors of the Company, except that an acquisition of securities by an employee benefit plan of the Company or a subsidiary will never be a Change in Control; or
     (b) the Board of Directors of the Company determines that a tender offer statement filed by any person with the Securities and Exchange Commission indicates an intention on the part of that person to acquire control of the Company; or
     (c) there is a change in the membership of the Board of Directors of the Company and immediately following the change a majority of the members of the Board of Directors of the Company are not persons who (a) had been directors of the Company for at least the preceding twenty-four (24) consecutive months or (b) when they initially were elected to the Board, (x) were nominated (if they were elected by the stockholders) or elected (if they were elected by the directors) with the affirmative vote of two-thirds of the directors who were Continuing Directors at the time of the nomination or election by the Board and (y) were not elected as a result of an actual or threatened solicitation of proxies or consents by a person other than the Board of Directors of the Company or an agreement intended to avoid or settle such a proxy solicitation (the directors described in clauses (a) and (b) being "Continuing Directors").
          2.9       "Code" means the Internal Revenue Code of
1986, as amended.

          2.10 "Committee" means a committee, as described in Section 3.1, appointed by the Board from time to time to administer the Plan and to perform the functions set forth herein.

          2.11      "Company" means The Turner Corporation.

          2.12      "Director" means a director of the Company.

          2.13 "Director Option" means an Option granted pursuant to Section 6.

          2.14      "Disability" means:

               (a)  the term "Disability" as used in the
Company's long-term disability plan, if any; and

               (b) in all other cases, the term "Disability" as used in this Plan or any Agreement shall mean a physical or mental infirmity which impairs the Optionee's or Grantee's ability to perform substantially his or her duties for a period of one hundred eighty (180) consecutive days.

          2.15 "Division" means any of the operating units or divisions of the Company designated as a Division by the Committee.

          2.16 "Dividend Equivalent Right" means a right to receive all or some portion of the cash dividends that are or would be payable with respect to Shares.

          2.17 "Eligible Director" means a director of the Company who is not an employee of the Company or any Subsidiary.

          2.18 "Eligible Individual" means any director, officer or employee of the Company or a Subsidiary, or any consultant or advisor of the Company or a Subsidiary, designated by the Committee as eligible to receive Options or Awards subject to the conditions set forth herein.

          2.19 "Employee Option" means an Option granted pursuant to Section 5.

          2.20      "Exchange Act" means the Securities Exchange
Act of 1934, as amended.

          2.21 "Fair Market Value" on any date means the closing sales prices of the Shares on such date on the principal national securities exchange on which such Shares are listed or admitted to trading, or, if such Shares are not so listed or admitted to trading, the average of the per Share closing bid price and per Share closing asked price on such date as quoted on the National Association of Securities Dealers Automated Quotation System or such other market in which such prices are regularly quoted, or, if there have been no published bid or asked quotations with respect to Shares on such date, the Fair Market Value shall be the value established by the Board in good faith and, in the case of an Incentive Stock Option, in accordance with Section 422 of the Code.

          2.22 "Grantee" means a person to whom an Award has been granted under the Plan.

          2.23 "Incentive Stock Option" means an Option satisfying the requirements of Section 422 of the Code and designated by the Committee as an Incentive Stock Option.

          2.24 "Nonemployee Director" means a director of the Company who is a "nonemployee director" within the meaning of Rule 16b-3 promulgated under the Exchange Act.

          2.25 "Nonqualified Stock Option" means an Option which is not an Incentive Stock Option.

          2.26      "Option" means an Employee Option, a
Nonqualified Stock Option, an Incentive Stock Option, a Director
Option, or any or all of them.

          2.27 "Optionee" means a person to whom an Option has been granted under the Plan.

          2.28 "Outside Director" means a director of the Company who is an "outside director" within the meaning of
Section 162(m) of the Code and the regulations promulgated thereunder.

          2.29 "Parent" means any corporation which is a parent corporation (within the meaning of Section 424(e) of the Code) with respect to the Company.

          2.30      "Performance Awards" means Performance Units,
Performance Shares or either or both of them.

          2.31      "Performance-Based Compensation" means any
Option or Award that is intended to constitute "performance based compensation" within the meaning of Section 162(m)(4)(C) of the Code and the regulations promulgated thereunder.

          2.32 "Performance Cycle" means the time period specified by the Committee at the time Performance Awards are granted during which the performance of the Company, a Subsidiary or a Division will be measured.

          2.33 "Performance Objectives" has the meaning set forth in Section 11.

          2.34 "Performance Shares" means Shares issued or transferred to an Eligible Individual under Section 11.

          2.35 "Performance Units" means Performance Units granted to an Eligible Individual under Section 11.

          2.36      "Plan" means The Turner Corporation 1998
Stock Incentive Plan, as amended and restated from time to time.

          2.37 "Pooling Transaction" means an acquisition of the Company in a transaction which is intended to be treated as a "pooling of interests" under generally accepted accounting principles.

          2.38 "Restricted Stock" means Shares issued or transferred to an Eligible Individual pursuant to Section 10.

          2.39      "Shares" means the common stock, par value
$1.00 per share, of the Company.

          2.40 "Stock Appreciation Right" means a right to receive all or some portion of the increase in the value of the Shares as provided in Section 8 hereof.

          2.41 "Subsidiary" means any corporation which is a subsidiary corporation (within the meaning of Section 424(f) of the Code) with respect to the Company.

          2.42 "Successor Corporation" means a corporation, or a parent or subsidiary thereof within the meaning of Section
424(a) of the Code, which issues or assumes a stock option in a transaction to which Section 424(a) of the Code applies.

          2.43 "Ten-Percent Stockholder" means an Eligible Individual, who, at the time an Incentive Stock Option is to be granted to him or her, owns (within the meaning of Section 422(b)(6) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, or of a Parent or a Subsidiary.

          2.44 "Trading Day" means a day on which there is trading in equity securities in the principal market in which the Shares are traded.

     3.   Administration.
          3.1 The Plan shall be administered by the Committee, which shall hold meetings at such times as may be necessary for the proper administration of the Plan. The Committee shall keep minutes of its meetings. A quorum shall consist of not fewer than two (2) members of the Committee and a majority of a quorum may authorize any action. Any decision or determination reduced to writing and signed by a majority of all of the members of the Committee shall be as fully effective as if made by a majority vote at a meeting duly called and held. The Committee shall consist of at least two (2) directors of the Company, each of whom shall be a Nonemployee Director and, to the extent necessary for any Option or Award intended to qualify as Performance-Based Compensation to so qualify, an Outside Director. No member of the Committee shall be liable for any action, failure to act, determination or interpretation made in good faith with respect to this Plan or any transaction hereunder, except for liability arising from his or her own willful misfeasance, gross negligence or reckless disregard of his or her duties. The Company hereby agrees to indemnify each member of the Committee for all costs and expenses and, to the extent permitted by applicable law, any liability incurred in connection with defending against, responding to, negotiating for the settlement of or otherwise dealing with any claim, cause of action or dispute of any kind arising in connection with any actions in administering this Plan or in authorizing or denying authorization to any transaction hereunder.

          3.2 Subject to the express terms and conditions set forth herein, the Committee shall have the power from time to time to:

               (a) determine those Eligible Individuals to whom Employee Options shall be granted under the Plan and the number of such Employee Options to be granted and to prescribe the terms and conditions (which need not be identical) of each such Employee Option, including the exercise price per Share subject to each Employee Option, and make any amendment or modification to any Option Agreement consistent with the terms of the Plan;

               (b) select those Eligible Individuals to whom Awards shall be granted under the Plan and to determine the number of Stock Appreciation Rights, Performance Awards, Shares of Restricted Stock and/or Dividend Equivalent Rights to be granted pursuant to each Award, the terms and conditions (which need not be identical) of each such Award, and make any amendment or modification to any Award Agreement consistent with the terms of the Plan;

               (c) to construe and interpret the Plan and the Options and Awards granted hereunder and to establish, amend and revoke rules and regulations for the administration of the Plan, including, but not limited to, correcting any defect or supplying any omission, or reconciling any inconsistency in the Plan or in any Agreement, in the manner and to the extent it shall deem necessary or advisable so that the Plan complies with applicable law including Rule 16b-3 under the Exchange Act and the Code to the extent applicable, and otherwise to make the Plan fully effective. All decisions and determinations by the Committee in the exercise of this power shall be final, binding and conclusive upon the Company, its Subsidiaries, the Optionees and Grantees, and all other persons having any interest therein;

               (d) to determine the duration and purposes for leaves of absence which may be granted to an Optionee or Grantee on an individual basis without constituting a termination of employment or service for purposes of the Plan;

               (e) to exercise its discretion with respect to the powers and rights granted to it as set forth in the Plan; and

               (f) generally, to exercise such powers and to perform such acts as are deemed necessary or advisable to promote the best interests of the Company with respect to the Plan.

     4.   Stock Subject to the Plan; Grant Limitations.
          4.1 The maximum number of Shares that may be made the subject of Options and Awards granted under the Plan is 500,000. The maximum number of Shares that may be the subject of Options and Awards granted to an Eligible Individual in any three
(3) calendar year period may not exceed 250,000 Shares. The maximum dollar amount of cash or the Fair Market Value of Shares that any Eligible Individual may receive in any calendar year during the term of the Plan in respect of Performance Units denominated in dollars may not exceed $500,000. Upon a Change in Capitalization, the maximum number of Shares referred to in the first two sentences of this Section 4.1 shall be adjusted in number and kind pursuant to Section 13. The Company shall reserve for the purposes of the Plan, out of its authorized but unissued Shares or out of Shares held in the Company's treasury, or partly out of each, such number of Shares as shall be determined by the Board.

          4.2 Upon the granting of an Option or an Award, the number of Shares available under Section 4.1 for the granting of further Options and Awards shall be reduced as follows:

               (a) In connection with the granting of an Option or an Award (other than the granting of a Performance Unit denominated in dollars), the number of Shares shall be reduced by the number of Shares in respect of which the Option or Award is granted or denominated; provided, however, that if any Option is exercised by tendering Shares, either actually or by attestation, to the Company as full or partial payment of the exercise price, the maximum number of Shares available under Section 4.1 shall be increased by the number of Shares so tendered.

               (b)  In connection with the granting of a
Performance Unit denominated in dollars, the number of Shares shall be reduced by an amount equal to the quotient of (i) the dollar amount in which the Performance Unit is denominated, divided by (ii) the Fair Market Value of a Share on the date the Performance Unit is granted.

          4.3 Whenever any outstanding Option or Award or portion thereof expires, is canceled, is settled in cash (including the settlement of tax withholding obligations using Shares) or is otherwise terminated for any reason without having been exercised or payment having been made in respect of the entire Option or Award, the Shares allocable to the expired, canceled, settled or otherwise terminated portion of the Option or Award may again be the subject of Options or Awards granted hereunder.

     5.   Option Grants for Eligible Individuals.
          5.1 Authority of Committee. Subject to the provisions of the Plan, the Committee shall have full and final authority to select those Eligible Individuals who will receive Employee Options, and the terms and conditions of the grant to such Eligible Individuals shall be set forth in an Agreement.

          5.2 Exercise Price. The exercise price or the manner in which the exercise price is to be determined for Shares under each Employee Option shall be determined by the Committee and set forth in the Agreement; provided, however, that the exercise price per share under each Nonqualified Stock Option shall not be less than 85% of the average of the Fair Market Value of Shares on the twenty (20) Trading Days prior to the date the Employee Option is granted; provided further, however, that the exercise price per Share under each Incentive Stock Option shall not be less than 100% of the Fair Market Value of a Share on the date the Employee Option is granted (110% in the case of an Incentive Stock Option granted to a Ten-Percent Stockholder).

          5.3 Maximum Duration. Employee Options granted hereunder shall be for such term as the Committee shall determine, provided that an Incentive Stock Option shall not be exercisable after the expiration of ten (10) years from the date it is granted (five (5) years in the case of an Incentive Stock Option granted to a Ten-Percent Stockholder) and a Nonqualified Stock Option shall not be exercisable after the expiration of ten
(10) years from the date it is granted; provided, however, that the Committee may provide that an Option (other than an Incentive Stock Option) may, upon the death of the Optionee, be exercised for up to one (1) year following the date of the Optionee's death even if such period extends beyond ten (10) years from the date the Option is granted. The Committee may, subsequent to the granting of any Employee Option, extend the term thereof, but in no event shall the term as so extended exceed the maximum term provided for in the preceding sentence.

          5.4 Vesting. Subject to Section 7.4, each Employee Option shall become fully vested and exercisable with respect to 100% of the Shares subject thereto on the third anniversary of the date of grant, unless as otherwise designated by the Committee and set forth in the Agreement. Employee Options shall be exercisable, in whole or in part, at any time after becoming exercisable, but not later than the date the Employee Option expires. The Committee may accelerate the exercisability of any Employee Option or portion thereof at any time.

     6.   Option Grants for Nonemployee Directors.
          6.1 Grant. Each Eligible Director shall be granted a Director Option in respect of 3,500 Shares on August 7th (or if August 7th is not a Trading Day, on the first Trading Day thereafter) in each year that the Plan is in effect provided that the Eligible Director is a Director on such date. All Director Options shall be evidenced by an Agreement containing such other terms and conditions not inconsistent with the provisions of this Plan as determined by the Board; provided, however, that such terms shall not vary the price, amount or timing of Director Options provided under this Section 6, including provisions dealing with vesting, forfeiture and termination of such Director Options.

          6.2       Exercise price.  The exercise price for
Shares under each Director Option shall be equal to 100% of the Fair Market Value of such Shares on the date the Director Option is granted.

          6.3 Vesting. Subject to Sections 6.4 and 7.4, each Director Option shall become fully vested and exercisable with respect to 100% of the Shares subject thereto at any time after the date of grant; provided, however, that the Optionee continues to serve as a Director as of such date.

          6.4 Duration. Subject to Section 7.4, each Director Option shall terminate on the date which is the tenth anniversary of the date of grant (or if later, the first anniversary of the date of the Director's death if such death occurs prior to such tenth anniversary), unless terminated earlier as follows:

               (a)  If an Optionee's service as a Director
terminates for any reason other than Disability, death or Cause, the Optionee may for a period of three (3) months after such termination exercise his or her Option to the extent, and only to the extent, that such Option or portion thereof was vested and exercisable as of the date the Optionee's service as a Director terminated, after which time the Option shall automatically terminate in full.

               (b)  If an Optionee's service as a Director
terminates by reason of the Optionee's resignation or removal from the Board due to Disability, the Optionee may, for a period of twelve (12) months after such termination, exercise his or her Option to the extent, and only to the extent, that such Option or portion thereof was vested and exercisable, as of the date the Optionee's service as Director terminated, after which time the Option shall automatically terminate in full.

               (c)  If an Optionee's service as a Director
terminates for Cause, the Option granted to the Optionee hereunder shall immediately terminate in full and no rights thereunder may be exercised.

               (d)  If an Optionee dies while a Director or
within three (3) months after termination of service as a Director as described in clause (a) of this Section 6.4 or within twelve (12) months after termination of service as a Director as described in clause (b) of this Section 6.4, the Option granted to the Optionee may be exercised at any time within twelve (12) months after the Optionee's death by the person or persons to whom such rights under the Option shall pass by will, or by the laws of descent or distribution, after which time the Option shall terminate in full; provided, however, that an Option may be exercised to the extent, and only to the extent, that the Option or portion thereof was exercisable on the date of death or earlier termination of the Optionee's services as a Director.

     7.   Terms and Conditions Applicable to All Options.
          7.1 Non-Transferability. No Option shall be transferable by the Optionee otherwise than by will or by the laws of descent and distribution or, in the case of an Option other than an Incentive Stock Option, pursuant to a domestic relations order (within the meaning of Rule 16a-12 promulgated under the Exchange Act), and such Option shall be exercisable during the lifetime of such Optionee only by the Optionee or his or her guardian or legal representative. Notwithstanding the foregoing, the Committee may set forth in the Agreement evidencing an Option (other than an Incentive Stock Option) at the time of grant or thereafter, that an Option may be transferred to members of the Optionee's immediate family, to trusts solely for the benefit of such immediate family members and to partnerships in which such family members and/or trusts are the only partners. For purposes of this Plan, a transferee of an Option shall be deemed to be the Optionee. Immediate family means the Optionee's spouse, parents, children, stepchildren and grandchildren and the spouses of such parents, children, stepchildren and grandchildren. The terms of such Option shall be final, binding and conclusive upon the beneficiaries, executors, administrators, heirs and successors of the Optionee.

7.2 Method of Exercise. The exercise of an Option shall be made only by a written notice delivered in person or by mail to the Secretary of the Company at the Company's principal executive office, specifying the number of Shares in respect of which the Option is being exercised and accompanied by payment therefor and otherwise in accordance with the Agreement pursuant to which the Option was granted; provided, however, that the Option may not be exercised by an Optionee for twelve (12) months following a hardship distribution to the Optionee, to the extent such exercise is prohibited under Treasury Regulation 1.401(k)- 1(d)(2)(iv)(B)(4). The exercise price for any Shares purchased pursuant to the exercise of an Option shall be paid, as determined by the Committee in its discretion, in either of the following forms (or any combination thereof): (a) cash or (b) the transfer, either actually or by attestation, to the Company of Shares that have been held by the Optionee for at least six (6) months (or such shorter period as may be permitted by the Committee) prior to the exercise of the Option and such transfer to be upon such terms and conditions as determined by the Committee. In addition, an Option may be exercised through a registered broker-dealer pursuant to such cashless exercise procedures which are, from time to time, deemed acceptable by the Committee. Any Shares transferred to the Company as payment of the exercise price under an Option shall be valued at their Fair Market Value on the day preceding the date of exercise of such Option. If requested by the Committee, the Optionee shall deliver the Agreement evidencing the Option to the Secretary of the Company who shall endorse thereon a notation of such exercise and return such Agreement to the Optionee. No fractional Shares (or cash in lieu thereof) shall be issued upon exercise of an Option and the number of Shares that may be purchased upon exercise shall be rounded to the nearest number of whole Shares.

          7.3 Rights of Optionees. No Optionee shall be deemed for any purpose to be the owner of any Shares subject to any Option unless and until (a) the Option shall have been exercised pursuant to the terms thereof, (b) the Company shall have issued and delivered Shares to the Optionee, and (c) the Optionee's name shall have been entered as a stockholder of record on the books of the Company. Thereupon, the Optionee shall have full voting, dividend and other ownership rights with respect to such Shares, subject to such terms and conditions as may be set forth in the applicable Agreement.

          7.4 Effect of Change in Control. In the event of a Change in Control, all Options outstanding on the date of such Change in Control shall become immediately and fully exercisable. In addition, to the extent set forth in an Agreement evidencing the grant of an Employee Option, an Optionee will be permitted to surrender to the Company for cancellation within sixty (60) days after such Change in Control any Employee Option or portion of an Employee Option to the extent not yet exercised and the Optionee will be entitled to receive a cash payment in an amount equal to the excess, if any, of (a) (i) in the case of a Nonqualified Stock Option, the greater of (A) the Fair Market Value, on the date preceding the date of surrender, of the Shares subject to the Employee Option or portion thereof surrendered or (B) the Adjusted Fair Market Value of the Shares subject to the Employee Option or portion thereof surrendered or (ii) in the case of an Incentive Stock Option, the Fair Market Value, on the date preceding the date of surrender, of the Shares subject to the Employee Option or portion thereof surrendered, over (b) the aggregate exercise price for such Shares under the Employee Option or portion thereof surrendered. In the event an Optionee's employment with, or service as a Director of, the Company and its Subsidiaries terminates following a Change in Control, each Option held by the Optionee that was exercisable as of the date of termination of the Optionee's employment or service shall, notwithstanding any shorter period set forth in the Agreement evidencing the Option, remain exercisable for a period ending not before the earlier of (x) the first anniversary of the termination of the Optionee's employment or service or
(y) the expiration of the stated term of the Option.

          7.5 Deferred Delivery of Option Shares. The Committee may, in its discretion, permit Optionees to elect to defer the issuance of Shares upon the exercise of one or more Nonqualified Stock Options granted pursuant to the Plan. The terms and conditions of such deferral shall be determined at the time of the grant of the Option or thereafter and shall be set forth in the Agreement evidencing the grant.


     8.   Stock Appreciation Rights.
The Committee may in its discretion, either alone or in connection with the grant of an Employee Option, grant to any Eligible Individual Stock Appreciation Rights in accordance with the Plan, the terms and conditions of which shall be set forth in an Agreement. If granted in connection with an Option, a Stock Appreciation Right shall cover the same Shares covered by the Option (or such lesser number of Shares as the Committee may determine) and shall, except as provided in this
Section 8, be subject to the same terms and conditions as the related Option.
          8.1 Time of Grant. A Stock Appreciation Right may be granted (a) at any time if unrelated to an Option, or (b) if related to an Option, either at the time of grant, or at any time thereafter during the term of the Option.

          8.2       Stock Appreciation Right Related to an
Option.

               (a) Exercise. A Stock Appreciation Right granted in connection with an Option shall be exercisable at such time or times and only to the extent that the related Options are exercisable, and will not be transferable except to the extent the related Option may be transferable. A Stock Appreciation Right granted in connection with an Incentive Stock Option shall be exercisable only if the Fair Market Value of a Share on the date of exercise exceeds the exercise price specified in the related Incentive Stock Option Agreement.

               (b) Amount Payable. Upon the exercise of a Stock Appreciation Right related to an Option, the Grantee shall be entitled to receive an amount determined by multiplying (i) the excess of the Fair Market Value of a Share on the date preceding the date of exercise of such Stock Appreciation Right over the per Share exercise price under the related Option, by (ii) the number of Shares as to which such Stock Appreciation Right is being exercised. Notwithstanding the foregoing, the Committee may limit in any manner the amount payable with respect to any Stock Appreciation Right by including such a limit in the Agreement evidencing the Stock Appreciation Right at the time it is granted.

               (c)  Treatment of Related Options and Stock
Appreciation Rights Upon Exercise. Upon the exercise of a Stock Appreciation Right granted in connection with an Option, the Option shall be canceled to the extent of the number of Shares as to which the Stock Appreciation Right is exercised, and upon the exercise of an Option granted in connection with a Stock Appreciation Right, the Stock Appreciation Right shall be canceled to the extent of the number of Shares as to which the Option is exercised or surrendered.

          8.3 Stock Appreciation Right Unrelated to an Option. The Committee may grant to Eligible Individuals Stock Appreciation Rights unrelated to Options. Stock Appreciation Rights unrelated to Options shall contain such terms and conditions as to exercisability (subject to Section 8.7), vesting and duration as the Committee shall determine, but in no event shall they have a term of greater than ten (10) years. Upon exercise of a Stock Appreciation Right unrelated to an Option, the Grantee shall be entitled to receive an amount determined by multiplying (a) the excess of the Fair Market Value of a Share on the date preceding the date of exercise of such Stock Appreciation Right over the Fair Market Value of a Share on the date the Stock Appreciation Right was granted, by (b) the number of Shares as to which the Stock Appreciation Right is being exercised. Notwithstanding the foregoing, the Committee may limit in any manner the amount payable with respect to any Stock Appreciation Right by including such a limit in the Agreement evidencing the Stock Appreciation Right at the time it is granted.

          8.4 Non-Transferability. No Stock Appreciation Right shall be transferable by the Grantee otherwise than by will or by the laws of descent and distribution or pursuant to a domestic relations order (within the meaning of Rule 16a-12 promulgated under the Exchange Act), and such Stock Appreciation Right shall be exercisable during the lifetime of such Grantee only by the Grantee or his or her guardian or legal representative. The terms of such Stock Appreciation Right shall be final, binding and conclusive upon the beneficiaries, executors, administrators, heirs and successors of the Grantee.

          8.5 Method of Exercise. Stock Appreciation Rights shall be exercised by a Grantee only by a written notice delivered in person or by mail to the Secretary of the Company at the Company's principal executive office, specifying the number of Shares with respect to which the Stock Appreciation Right is being exercised. If requested by the Committee, the Grantee shall deliver the Agreement evidencing the Stock Appreciation Right being exercised and the Agreement evidencing any related Option to the Secretary of the Company who shall endorse thereon a notation of such exercise and return such Agreement to the Grantee.

          8.6 Form of Payment. Payment of the amount determined under Sections 8.2(b) or 8.3 may be made in the discretion of the Committee solely in whole Shares in a number determined at their Fair Market Value on the date preceding the date of exercise of the Stock Appreciation Right, or solely in cash, or in a combination of cash and Shares. If the Committee decides to make full payment in Shares and the amount payable results in a fractional Share, payment for the fractional Share will be made in cash.

          8.7       Effect of Change in Control.   In the event
of a Change in Control, all Stock Appreciation Rights shall become immediately and fully exercisable. In addition, to the extent set forth in an Agreement evidencing the grant of a Stock Appreciation Right unrelated to an Option, a Grantee will be entitled to receive a payment from the Company in cash or stock, in either case, with a value equal to the excess, if any, of (a) the greater of (i) the Fair Market Value, on the date preceding the date of exercise, of the underlying Shares subject to the Stock Appreciation Right or portion thereof exercised and (ii) the Adjusted Fair Market Value, on the date preceding the date of exercise, of the Shares over (b) the aggregate Fair Market Value, on the date the Stock Appreciation Right was granted, of the Shares subject to the Stock Appreciation Right or portion thereof exercised. In the event a Grantee's employment with the Company terminates following a Change in Control, each Stock Appreciation Right held by the Grantee that was exercisable as of the date of termination of the Grantee's employment shall, notwithstanding any shorter period set forth in the Agreement evidencing the Stock Appreciation Right, remain exercisable for a period ending not before the earlier of the first anniversary of (x) the termination of the Grantee's employment or (y) the expiration of the stated term of the Stock Appreciation Right.

     9.   Dividend Equivalent Rights.
Dividend Equivalent Rights may be granted to Eligible
Individuals and Eligible Directors in tandem with an Option or Award or as a separate Award. The terms and conditions applicable to each Dividend Equivalent Right shall be specified in the Agreement under which the Dividend Equivalent Right is granted. Amounts payable in respect of Dividend Equivalent Rights may be payable currently or deferred until the lapsing of restrictions on such Dividend Equivalent Rights or until the vesting, exercise, payment, settlement or other lapse of restrictions on the Option or Award to which the Dividend Equivalent Rights relate. In the event that the amount payable in respect of Dividend Equivalent Rights are to be deferred, the Committee shall determine whether such amounts are to be held in cash or reinvested in Shares or deemed (notionally) to be reinvested in Shares. If amounts payable in respect of Dividend Equivalent Rights are to be held in cash, there may be credited at the end of each year (or portion thereof) interest on the amount of the account at the beginning of the year at a rate per annum as the Committee, in its discretion, may determine. Dividend Equivalent Rights may be settled in cash or Shares or a combination thereof, in a single installment or multiple installments.
     10.  Restricted Stock.
          10.1 Grant. The Committee may grant Awards to Eligible Individuals of Restricted Stock, which shall be evidenced by an Agreement between the Company and the Grantee. Each Agreement shall contain such restrictions, terms and conditions as the Committee may, in its discretion, determine and (without limiting the generality of the foregoing) such Agreements may require that an appropriate legend be placed on Share certificates. Awards of Restricted Stock shall be subject to the terms and provisions set forth below in this Section 10.

          10.2 Rights of Grantee. Shares of Restricted Stock granted pursuant to an Award hereunder shall be issued in the name of the Grantee as soon as reasonably practicable after the Award is granted provided that the Grantee has executed such documents as the Committee may require as a condition to the issuance of such Shares. At the discretion of the Committee, Shares issued in connection with a Restricted Stock Award shall be deposited together with the stock powers with an escrow agent (which may be the Company) designated by the Committee. Unless the Committee determines otherwise and as set forth in the Agreement, upon delivery of the Shares to the escrow agent, the Grantee shall have all of the rights of a stockholder with respect to such Shares, including the right to vote the Shares and to receive all dividends or other distributions paid or made with respect to the Shares.

          10.3 Non-transferability. Until all restrictions upon the Shares of Restricted Stock awarded to a Grantee shall have lapsed in the manner set forth in Section 10.4, such Shares shall not be sold, transferred or otherwise disposed of and shall not be pledged or otherwise hypothecated.

          10.4      Lapse of Restrictions.

               (a)  Generally.  Restrictions upon Shares of
Restricted Stock awarded hereunder shall lapse at such time or times and on such terms and conditions as the Committee may determine. The Agreement evidencing the Award shall set forth any such restrictions.

               (b) Effect of Change in Control. Unless the Committee shall determine otherwise at the time of the grant of an Award of Restricted Stock, the restrictions upon Shares of Restricted Stock shall lapse upon a Change in Control. The Agreement evidencing the Award shall set forth any such provisions.

          10.5 Modification or Substitution. Subject to the terms of the Plan, the Committee may modify outstanding Awards of Restricted Stock or accept the surrender of outstanding Shares of Restricted Stock (to the extent the restrictions on such Shares have not yet lapsed) and grant new Awards in substitution for them. Notwithstanding the foregoing, no modification of an Award shall adversely alter or impair any rights or obligations under the Agreement without the Grantee's consent.

          10.6 Treatment of Dividends. At the time an Award of Shares of Restricted Stock is granted, the Committee may, in its discretion, determine that the payment to the Grantee of dividends, or a specified portion thereof, declared or paid on such Shares by the Company shall be (a) deferred until the lapsing of the restrictions imposed upon such Shares and (b) held by the Company for the account of the Grantee until such time.
In the event that dividends are to be deferred, the Committee shall determine whether such dividends are to be reinvested in Shares (which shall be held as additional Shares of Restricted Stock) or held in cash. If deferred dividends are to be held in cash, there may be credited at the end of each year (or portion thereof) interest on the amount of the account at the beginning of the year at a rate per annum as the Committee, in its discretion, may determine. Payment of deferred dividends in respect of Shares of Restricted Stock (whether held in cash or as additional Shares of Restricted Stock), together with interest accrued thereon, if any, shall be made upon the lapsing of restrictions imposed on the Shares in respect of which the deferred dividends were paid, and any dividends deferred (together with any interest accrued thereon) in respect of any Shares of Restricted Stock shall be forfeited upon the forfeiture of such Shares.

          10.7 Delivery of Shares. Upon the lapse of the restrictions on Shares of Restricted Stock, the Committee shall cause a stock certificate to be delivered to the Grantee with respect to such Shares, free of all restrictions hereunder.

     11.  Performance Awards.
          11.1 Performance Units. The Committee, in its discretion, may grant Awards of Performance Units to Eligible Individuals, the terms and conditions of which shall be set forth in an Agreement between the Company and the Grantee. Performance Units may be denominated in Shares or a specified dollar amount and, contingent upon the attainment of specified Performance Objectives within the Performance Cycle, represent the right to receive payment as provided in Section 11.3(c) of (i) in the case of Share-denominated Performance Units, the Fair Market Value of a Share on the date the Performance Unit was granted, the date the Performance Unit became vested or any other date specified by the Committee, (ii) in the case of dollar-denominated Performance Units, the specified dollar amount or (iii) a percentage (which may be more than 100%) of the amount described in clause (i) or
(ii) depending on the level of Performance Objective attainment; provided, however, that, the Committee may at the time a Performance Unit is granted specify a maximum amount payable in respect of a vested Performance Unit. Each Agreement shall specify the number of Performance Units to which it relates, the Performance Objectives which must be satisfied in order for the Performance Units to vest and the Performance Cycle within which such Performance Objectives must be satisfied.

               (a)  Vesting and Forfeiture.  Subject to Sections
11.3(c) and 11.4, a Grantee shall become vested with respect to the Performance Units to the extent that the Performance
Objectives set forth in the Agreement are satisfied for the Performance Cycle.

               (b)  Payment of Awards.  Subject to Section
11.3(c), payment to Grantees in respect of vested Performance Units shall be made as soon as practicable after the last day of the Performance Cycle to which such Award relates unless the Agreement evidencing the Award provides for the deferral of payment, in which event the terms and conditions of the deferral shall be set forth in the Agreement. Subject to Section 11.4, such payments may be made entirely in Shares valued at their Fair Market Value as of the day preceding the date of payment or such other date specified by the Committee, entirely in cash, or in such combination of Shares and cash as the Committee in its discretion shall determine at any time prior to such payment; provided, however, that if the Committee in its discretion determines to make such payment entirely or partially in Shares of Restricted Stock, the Committee must determine the extent to which such payment will be in Shares of Restricted Stock and the terms of such Restricted Stock at the time the Award is granted.

          11.2 Performance Shares. The Committee, in its discretion, may grant Performance Shares to Eligible Individuals, which shall represent the right, contingent upon the attainment of specified Performance Objectives within the Performance Cycle and subject to Section 11.3(c), to receive, as provided in the Agreement, Shares free of all restrictions under the Plan or the Agreement. Awards of Performance Shares shall be subject to the following terms and provisions:

               (a)  Issuance of Shares.  Performance Shares
granted pursuant to an Award shall be issued in the name of the Grantee as soon as reasonably practicable after the Award is granted provided that the Grantee has executed such documents as the Committee may require as a condition to the issuance of such Performance Shares. At the discretion of the Committee, Shares issued in connection with an Award of Performance Shares shall be deposited together with the stock powers with an escrow agent (which may be the Company) designated by the Committee. Unless the Committee determines otherwise, and as set forth in the Agreement, upon delivery of the Shares to the escrow agent, the Grantee shall have all of the rights of a stockholder with respect to such Shares, including the right to vote the Shares and to receive all dividends or other distributions paid or made with respect to the Shares.

               (b) Treatment of Dividends. At the time the Award of Performance Shares is granted, the Committee may, in its discretion, determine that the payment to the Grantee of dividends, or a specified portion thereof, declared or paid on Shares represented by such Award which have been issued by the Company to the Grantee shall be (i) deferred until the lapsing of the restrictions imposed upon such Performance Shares and
(ii) held by the Company for the account of the Grantee until such time. In the event that dividends are to be deferred, the Committee shall determine whether such dividends are to be reinvested in Shares (which shall be held as additional Performance Shares) or held in cash. If deferred dividends are to be held in cash, there may be credited at the end of each year (or portion thereof) interest on the amount of the account at the beginning of the year at a rate per annum as the Committee, in its discretion, may determine. Payment of deferred dividends in respect of Performance Shares (whether held in cash or in additional Performance Shares), together with interest accrued thereon, if any, shall be made upon the lapsing of restrictions imposed on the Performance Shares in respect of which the deferred dividends were paid, and any dividends deferred (together with any interest accrued thereon) in respect of any Performance Shares shall be forfeited upon the forfeiture of such Performance Shares.

               (c) Delivery of Shares. Upon the lapse of the restrictions on Performance Shares awarded hereunder, the Committee shall cause a stock certificate to be delivered to the Grantee with respect to such Shares, free of all restrictions hereunder

          11.3      Performance Objectives

               (a) Establishment. Performance Objectives for Performance Awards may be expressed in terms of (i) earnings per Share, (ii) Share price, (iii) pre-tax profits, (iv) net earnings, (v) return on equity or assets or (vi) any combination of the foregoing. Performance Objectives may be in respect of the performance of the Company, any of its Subsidiaries, any of its Divisions or any combination thereof. Performance Objectives may be absolute or relative (to prior performance of the Company or to the performance of one or more other entities or external indices) and may be expressed in terms of a progression within a specified range. The Performance Objectives with respect to a Performance Cycle shall be established in writing by the Committee by the earlier of (x) the date on which a quarter of the Performance Cycle has elapsed or (y) the date which is ninety
(90) days after the commencement of the Performance Cycle, and in any event while the performance relating to the Performance Objectives remain substantially uncertain.

               (b) Effect of Certain Events. At the time of the granting of a Performance Award, or at any time thereafter, in either case to the extent permitted under Section 162(m) of the Code and the regulations thereunder without adversely affecting the treatment of the Performance Award as Performance-Based Compensation, the Committee may provide for the manner in which performance will be measured against the Performance Objectives (or may adjust the Performance Objectives) to reflect the impact of specified corporate transactions, special charges, foreign currency effects, accounting or tax law changes and other extraordinary or nonrecurring events.

               (c) Determination of Performance. Prior to the vesting, payment, settlement or lapsing of any restrictions with respect to any Performance Award that is intended to constitute Performance-Based Compensation made to a Grantee who is subject to Section 162(m) of the Code, the Committee shall certify in writing that the applicable Performance Objectives have been satisfied.

          11.4 Effect of Change in Control. In the event of a Change in Control:

               (a)  With respect to Performance Units, the
Grantee shall (i) become vested in all or a portion of the Performance Units as determined by the Committee at the time of the Award of such Performance Units and as set forth in the Agreement and (ii) be entitled to receive in respect of all Performance Units which become vested as a result of a Change in Control a cash payment within ten (10) days after such Change in Control in an amount as determined by the Committee at the time of the Award of such Performance Unit and as set forth in the Agreement.

               (b) With respect to Performance Shares, all or a portion of any unissued Performance Shares shall be issued and restrictions shall lapse immediately on all or a portion of the Performance Shares in each case as determined by the Committee at the time of the Award of such Performance Shares and as set forth in the Agreement.

               (c) The Agreements evidencing Performance Shares and Performance Units shall provide for the treatment of such Awards (or portions thereof) which do not become vested as the result of a Change in Control, including, but not limited to, provisions for the adjustment of applicable Performance Objectives.

          11.5 Non-Transferability. Until the vesting of Performance Units or the lapsing of any restrictions on Performance Shares, as the case may be, such Performance Units or Performance Shares shall not be sold, transferred or otherwise disposed of and shall not be pledged or otherwise hypothecated.

     12.  Effect of a Termination of Employment.
The Agreement evidencing the grant of each Option and each Award shall set forth the terms and conditions applicable to such Option or Award upon a termination or change in the status of the employment of the Optionee or Grantee by the Company, a Subsidiary or a Division (including a termination or change by reason of the sale of a Subsidiary or a Division), which, except for Director Options, shall be as the Committee may, in its discretion, determine at the time the Option or Award is granted or thereafter.
     13.  Adjustment Upon Changes in Capitalization.
               (a) In the event of a Change in Capitalization, the Committee shall conclusively determine the appropriate adjustments, if any, to (i) the maximum number and class of Shares or other stock or securities with respect to which Options or Awards may be granted under the Plan, (ii) the maximum number and class of Shares or other stock or securities with respect to which Options or Awards may be granted to any Eligible Individual in any three (3) calendar year period, (iii) the number and class of Shares or other stock or securities which are subject to outstanding Options or Awards granted under the Plan and the exercise price therefor, if applicable, (iv) the number and class of Shares or other securities in respect of which Director Options are to be granted under Section 6 and (v) the Performance Objectives.

               (b) Any such adjustment in the Shares or other stock or securities subject to outstanding Incentive Stock Options (including any adjustments in the exercise price) shall be made in such manner as not to constitute a modification as defined by Section 424(h)(3) of the Code and only to the extent otherwise permitted by Sections 422 and 424 of the Code.

               (c) If, by reason of a Change in Capitalization, a Grantee of an Award shall be entitled to, or an Optionee shall be entitled to exercise an Option with respect to, new, additional or different shares of stock or securities, such new, additional or different shares shall thereupon be subject to all of the conditions, restrictions and performance criteria which were applicable to the Shares subject to the Award or Option, as the case may be, prior to such Change in Capitalization.

     14.  Effect of Certain Transactions.
Subject to Sections 7.4, 8.7, 10.4(b) and 11.4 or as otherwise provided in an Agreement, in the event of (a) the liquidation or dissolution of the Company or (b) a merger or consolidation of the Company (a "Transaction"), the Plan and the Options and Awards issued hereunder shall continue in effect in accordance with their respective terms, except that following a Transaction each Optionee and Grantee shall be entitled to receive in respect of each Share subject to any outstanding Options or Awards, as the case may be, upon exercise of any Option or payment or transfer in respect of any Award, the same number and kind of stock, securities, cash, property or other consideration that each holder of a Share was entitled to receive in the Transaction in respect of a Share; provided, however, that such stock, securities, cash, property, or other consideration shall remain subject to all of the conditions, restrictions and performance criteria which were applicable to the Options and Awards prior to such Transaction.
     15.  Interpretation.
The Plan is intended to comply with Rule 16b-3 promulgated under the Exchange Act and the Committee shall interpret and administer the provisions of the Plan or any Agreement in a manner consistent therewith. Any provisions inconsistent with such Rule shall be inoperative and shall not affect the validity of the Plan. Unless otherwise expressly stated in the relevant Agreement, each Option (other than those granted with an exercise price less than 100% of the Fair Market Value on the date of the grant), Stock Appreciation Right and Performance Award granted under the Plan is intended to be Performance-Based Compensation. The Committee shall not be entitled to exercise any discretion otherwise authorized hereunder with respect to such Options or Awards if the ability to exercise such discretion or the exercise of such discretion itself would cause the compensation attributable to such Options or Awards to fail to qualify as Performance-Based Compensation.
     16.  Pooling Transactions.
Notwithstanding anything contained in the Plan or any Agreement to the contrary, in the event of a Change in Control which is also intended to constitute a Pooling Transaction, the Committee shall make such equitable adjustments to outstanding Options and Awards, if any, as are specifically recommended by an independent accounting firm retained by the Company to the extent reasonably necessary in order to assure that the Pooling Transaction will qualify as such, including but not limited to
(a) deferring the vesting, exercise, payment, settlement or lapsing of restrictions with respect to any Option or Award,
(b) providing that the payment or settlement in respect of any Option or Award be made in the form of cash, Shares or securities of a successor or acquirer of the Company, or a combination of the foregoing, and (c) providing for the extension of the term of any Option or Award to the extent necessary to accommodate the foregoing, but not beyond the maximum term permitted for any Option or Award.
     17. Termination and Amendment of the Plan; Modification of Options and Awards.
          17.1 Plan Amendment or Termination. The Plan shall terminate on the day preceding the tenth anniversary of the date of its adoption by the Board and no Option or Award may be granted thereafter. The Board may sooner terminate the Plan and the Board may at any time and from time to time amend, modify or suspend the Plan; provided, however, that:

               (a) no such amendment, modification, suspension or termination shall impair or adversely alter any Options or Awards theretofore granted under the Plan, except with the consent of the Optionee or Grantee, nor shall any amendment, modification, suspension or termination deprive any Optionee or Grantee of any Shares which he or she may have acquired through or as a result of the Plan; and

               (b) to the extent necessary under any applicable law, regulation or exchange requirement no amendment shall be effective unless approved by the stockholders of the Company in accordance with applicable law, regulation or exchange requirement.

          17.2 Modification of Options and Awards. No modification of an Option or Award shall adversely alter or impair any rights or obligations under the Option or Award without the consent of the Optionee or Grantee, as the case may be.

     18.  Non-Exclusivity of the Plan.
The adoption of the Plan by the Board shall not be construed as amending, modifying or rescinding any previously approved incentive arrangement or as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options otherwise than under the Plan, and such arrangements may be either applicable generally or only in specific cases.
     19.  Limitation of Liability.
As illustrative of the limitations of liability of the Company, but not intended to be exhaustive thereof, nothing in the Plan shall be construed to:
               (a) give any person any right to be granted an Option or Award other than at the sole discretion of the Committee;

               (b) give any person any rights whatsoever with respect to Shares except as specifically provided in the Plan;

               (c) limit in any way the right of the Company or any Subsidiary to terminate the employment of any person at any time; or

               (d)  be evidence of any agreement or
understanding, expressed or implied, that the Company will employ any person at any particular rate of compensation or for any particular period of time.

     20.  Regulations and Other Approvals; Governing Law.
          20.1 Except as to matters of federal law, the Plan and the rights of all persons claiming hereunder shall be construed and determined in accordance with the laws of the State of Delaware without giving effect to conflicts of laws principles thereof.

          20.2 The obligation of the Company to sell or deliver Shares with respect to Options and Awards granted under the Plan shall be subject to all applicable laws, rules and regulations, including all applicable federal and state securities laws, and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Committee.

          20.3 The Board may make such changes as may be necessary or appropriate to comply with the rules and regulations of any government authority, or to obtain for Eligible Individuals granted Incentive Stock Options the tax benefits under the applicable provisions of the Code and regulations promulgated thereunder.

          20.4 Each Option and Award is subject to the requirement that, if at any time the Committee determines, in its discretion, that the listing, registration or qualification of Shares issuable pursuant to the Plan is required by any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the grant of an Option or Award or the issuance of Shares, no Options or Awards shall be granted or payment made or Shares issued, in whole or in part, unless listing, registration, qualification, consent or approval has been effected or obtained free of any conditions as acceptable to the Committee.

          20.5 Notwithstanding anything contained in the Plan or any Agreement to the contrary, in the event that the disposition of Shares acquired pursuant to the Plan is not covered by a then current registration statement under the Securities Act of 1933, as amended (the "Securities Act"), and is not otherwise exempt from such registration, such Shares shall be restricted against transfer to the extent required by the Securities Act and Rule 144 or other regulations thereunder. The Committee may require any individual receiving Shares pursuant to an Option or Award granted under the Plan, as a condition precedent to receipt of such Shares, to represent and warrant to the Company in writing that the Shares acquired by such individual are acquired without a view to any distribution thereof and will not be sold or transferred other than pursuant to an effective registration thereof under said Act or pursuant to an exemption applicable under the Securities Act or the rules and regulations promulgated thereunder. The certificates evidencing any of such Shares shall be appropriately amended to reflect their status as restricted securities as aforesaid.

     21.  Miscellaneous.
          21.1 Multiple Agreements. The terms of each Option or Award may differ from other Options or Awards granted under the Plan at the same time, or at some other time. The Committee may also grant more than one Option or Award to a given Eligible Individual during the term of the Plan, either in addition to, or in substitution for, one or more Options or Awards previously granted to that Eligible Individual.

          21.2      Withholding of Taxes.

               (a)  At such times as an Optionee or Grantee
recognizes taxable income in connection with the receipt of Shares or cash hereunder (a "Taxable Event"), the Optionee or Grantee shall pay to the Company an amount equal to the federal, state and local income taxes and other amounts as may be required by law to be withheld by the Company in connection with the Taxable Event (the "Withholding Taxes") prior to the issuance, or release from escrow, of such Shares or the payment of such cash. The Company shall have the right to deduct from any payment of cash to an Optionee or Grantee an amount equal to the Withholding Taxes in satisfaction of the obligation to pay Withholding Taxes. The Committee may provide in the Agreement at the time of grant, or at any time thereafter, that the Optionee or Grantee, in satisfaction of the obligation to pay Withholding Taxes to the Company, may elect to have withheld a portion of the Shares then issuable to him or her having an aggregate Fair Market Value equal to the Withholding Taxes.

               (b) If an Optionee makes a disposition, within the meaning of Section 424(c) of the Code and regulations promulgated thereunder, of any Share or Shares issued to such Optionee pursuant to the exercise of an Incentive Stock Option within the two-year period commencing on the day after the date of the grant or within the one-year period commencing on the day after the date of transfer of such Share or Shares to the Optionee pursuant to such exercise, the Optionee shall, within ten (10) days of such disposition, notify the Company thereof, by delivery of written notice to the Company at its principal executive office.

          21.3. Effective Date. The effective date of this Plan shall be as determined by the Board, subject only to the approval by the affirmative vote of the holders of a majority of the voting power of the shares of Common Stock, Series B ESOP Preferred Stock, Series C Preferred Stock and Series D Preferred Stock of the Company present, or represented, and entitled to vote at a meeting of stockholders duly held in accordance with the applicable laws of the State of Delaware within twelve (12) months of the adoption of the Plan by the Board.